UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Data I/O Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DATA I/O CORPORATION

NOTICE OF 2026

ANNUAL MEETING

and

PROXY STATEMENT

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DATA I/O CORPORATION

May 29, 2026

To Our Shareholders:

You are cordially invited to attend the 2026 Annual Meeting of Data I/O Corporation, which will be held at Data I/O’s headquarters at 6645 185th Ave NE, Suite 100, Redmond, Washington 98052. The meeting will begin at 10:00 a.m. Pacific Daylight Time on Wednesday, July 8, 2026.

Officers of Data I/O will be attending and will respond to questions after the meeting. Formal business will include the election of directors, ratification of the continued appointment of Grant Thornton LLP as Data I/O’s independent auditors, amendments to the 2023 Omnibus Incentive Compensation Plan to increase the number of shares available for issuance thereunder, approval of the issuance of more than 20% of outstanding common shares to the Private Placement investor, and advisory votes on executive compensation.

Please read the proxy materials carefully. Your vote is important. Data I/O appreciates you considering and acting on the proposals presented. The meeting is not being held as a virtual or hybrid meeting, so in order to attend and vote at the meeting (as opposed to voting by proxy), you must attend the meeting in person. However, the Company encourages shareholders to vote on the matters before the meeting by proxy, and if you wish to listen to the annual meeting matters and voting results via conference call, we encourage you to use the conference call, rather than attend the meeting in person. There is no other business presentation planned for the meeting. The conference call information will be available on the Company’s website at https://www.dataio.com/investor-relations/news/events/ or contact the Corporate Secretary.

Sincerely,

/s/ William Wentworth
William Wentworth President and Chief Executive Officer

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DATA I/O CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS – July 8, 2026

To the Shareholders of Data I/O Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Data I/O Corporation (the “Company” or “Data I/O”) will be held at 10:00 a.m. Pacific Daylight Time, on Wednesday, July 8, 2026, at Data I/O’s principal offices, 6645 185th Ave NE, Suite 100, Redmond, Washington 98052, for the following purposes:

(1)	Election of Directors:
To elect five directors, each to serve until the next annual meeting of shareholders or until his or her successor is elected and qualified or until such director’s earlier death, resignation, or removal.
(2)	Ratification of Independent Auditors:
To ratify the continued appointment of Grant Thornton LLP as Data I/O’s independent auditors for the calendar year ended December 31, 2026.
(3)	Amendment to the 2023 Omnibus Incentive Compensation Plan to Increase Number of Shares Available for Issuance Thereunder
Approval of the 2026 Amendment to the 2023 Plan to increase the aggregate number of shares of our common stock reserved for issuance under the 2023 Plan.
(4)	Approve the issuance of more than 20% of shares to Private Placement Investor
Approval of the potential issuance of 20% or more of our issued and outstanding common stock at prices that may be less than the Nasdaq Minimum Price to the holder or holders of certain Convertible Securities and to approve any change of control that may be deemed to occur in connection with such issuance.
(5)	Say on Pay – Advisory Vote on Executive Compensation:
To consider and vote on an advisory resolution on the compensation of our named executive officers.
(6)	Other Business:
To consider and vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 8, 2026.  The proxy statement and annual report to security holders are also available at https://www.dataio.com/investor-relations/news/events/.

The Board of Directors has fixed the close of business on May 19, 2026 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the 2026 Annual Meeting and any adjournment or postponement thereof.

By Order of the Board of Directors

/s/ William Wentworth
William Wentworth President and Chief Executive Officer

Redmond, Washington

May 29, 2026

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YOUR VOTE IS IMPORTANT

Whether or not you expect to attend the meeting in person, we urge you to sign, date, and return the accompanying proxy card at your earliest convenience, or you may vote as provided in the instructions on the proxy card (for Computershare accounts: by the internet at http://www.envisionreports.com/DAIO or by telephone at 1-800-652-8683, and for other accounts: by the internet at www.ProxyVote.com or by phone at 1-800-579-1639).  This will ensure the presence of a quorum at the meeting.  Promptly returning a signed and dated proxy card, or voting by the internet or by telephone, will save Data I/O the extra expense of additional solicitation.  Your proxy is revocable at your request any time before it is voted.  If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy card.  If you vote by mail, an addressed, postage-paid envelope is provided in order to make certain that your shares will be represented at the Annual Meeting.

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DATA I/O CORPORATION

6645 185th Ave NE, Suite 100

Redmond, Washington 98052

____________________

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

July 8, 2026

INFORMATION REGARDING PROXY

This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors (“Board of Directors”) of Data I/O Corporation (the “Company” or “Data I/O”) for use at the Annual Meeting of Shareholders to be held on Wednesday, July 8, 2026, at 10:00 a.m. Pacific Daylight Time at Data I/O’s principal office, 6645 185th Ave NE, Suite 100, Redmond, Washington 98052, and at any adjournment of the meeting (the “Annual Meeting”).  Shareholders of record at the close of business on May 19, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting.  This Proxy Statement and a copy of Data I/O’s 2025 Annual Report to Shareholders are being mailed to shareholders on or about May 29, 2026.

A proxy card is enclosed for your use.  You are requested on behalf of the Board of Directors to sign, date, and return the proxy card in the accompanying envelope, which is postage-paid if mailed in the United States or Canada. Alternatively, you may vote as provided in the instructions on the proxy card (for Computershare accounts: by the internet at http://www.envisionreports.com/DAIO or by telephone at 1-800-652-8683, and for other accounts: by the internet at www.ProxyVote.com or by phone at 1-800-579-1639).  If you vote by the internet or by telephone, you do not need to mail back the proxy card.

A proxy in the accompanying form, which is properly signed, dated and returned and not revoked, will be voted in accordance with its instructions.  To vote on the election of directors, check the appropriate box under Proposal 1 on your proxy card.  You may (a) vote “FOR” all of the director nominees as a group, (b) “WITHHOLD” authority to vote for all director nominees as a group, or (c) vote “FOR” all director nominees as a group except those nominees indicated to the contrary.  To vote on Proposal 2 to ratify the continued appointment of Grant Thornton LLP as Data I/O’s independent auditors for the calendar year ended December 31, 2026, check the appropriate box under Proposal 2 on your proxy card.  You may (a) vote “FOR” approval of the ratification of Grant Thornton LLP as Data I/O’s independent auditors, (b) vote “AGAINST” approval of the ratification of Grant Thornton LLP as Data I/O’s independent auditors, or (c) “ABSTAIN” from voting on the ratification of Grant Thornton LLP as Data I/O’s independent auditors.  To vote on Proposal 3, to approve the amendment to the 2023 Omnibus Incentive Compensation Plan (the “2023 Plan”) to increase the number of shares available for issuance, check the appropriate box under Proposal 3 on your proxy card. You may (a) vote “FOR” approval of the amendment to the 2023 Plan, (b) vote “AGAINST” approval of the amendment to the 2023 Plan, or (c) “ABSTAIN” from voting on the amendment to the 2023 Plan.  To vote on Proposal 4, to approve the potential issuance of 20% or more of our outstanding common stock at less than the Nasdaq Minimum Price and any change of control that may be deemed to occur in connection with such issuance (the “Private Placement Issuance”), check the appropriate box under Proposal 4 on your proxy card. You may (a) vote “FOR” approval of the Private Placement Issuance, (b) vote “AGAINST” approval of the Private Placement Issuance, or (c) “ABSTAIN” from voting on the Private Placement Issuance. To vote on Proposal 5, Say on Pay – Advisory Vote on Executive Compensation, you may vote (a) “FOR” the advisory resolution, (b) “AGAINST” the advisory resolution, or (c) “ABSTAIN” from voting on the advisory resolution on executive compensation.

Proxies which are returned to Data I/O without instructions will be voted as recommended by the Board of Directors.  Any shareholder who returns a proxy may revoke it at any time prior to voting on any matter (without, however, affecting any vote taken prior to such revocation) by (i) delivering written notice of revocation to the Secretary of Data I/O at Data I/O’s principal office, (ii) executing and delivering to Data I/O another proxy dated as of a later date, or (iii) voting in person at the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The only outstanding voting securities of Data I/O are shares of common stock (the “Common Stock”).  As of the Record Date, there were 9,394,422 shares of Common Stock issued and outstanding, and each such share is entitled to one vote at the Annual Meeting.  The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required for a quorum for transacting business at the Annual Meeting.  Shares of Common Stock underlying abstentions will be considered present at the Annual Meeting for the purpose of calculating a quorum.  Under Washington law and Data I/O’s charter documents, if a quorum is present, the five nominees for election to the Board of Directors who receive the greatest number of affirmative votes cast at the Annual Meeting will be elected directors.  Abstentions and broker non-votes will have no effect on the election of directors because they are not cast in favor of any particular candidate.

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The proposal to ratify the continued appointment of Grant Thornton LLP as Data I/O’s independent auditors will be approved, if a quorum is present, if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.  Abstentions and broker non-votes on the proposals will have no effect because approval of the proposal is based solely on the votes cast.

Proposal 3 The vote on the amendment to the 2023 Plan to increase the number of shares available for issuance under the 2023 Plan will be approved, if a quorum is present, if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.  Abstentions and broker non-votes on the proposals will have no effect because approval of the proposal is based solely on the votes cast.

Proposal 4 The vote on approval of the potential issuance of 20% or more of our outstanding common stock at less than the Nasdaq Minimum Price and any change of control that may be deemed to occur in connection with such issuance will be approved, if a quorum is present, if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.  Abstentions and broker non-votes on the proposals will have no effect because approval of the proposal is based solely on the votes cast.

Say on Pay – The advisory vote on the compensation of Data I/O’s named executive officers will be approved, if a quorum is present, if the number of votes cast in favor of the advisory resolution exceeds the number of votes cast against the advisory resolution.  Abstentions and broker non-votes on the advisory resolution will have no effect because approval of the advisory resolution is based solely on the votes cast.

Proxies and ballots will be received and tabulated by Computershare, an independent business entity not affiliated with Data I/O.

Effect of Not Casting Your Vote

If you hold your shares in street name, it is critical that you instruct your broker or bank how to vote if you want it to count in Proposal 1, the election of directors, Proposal 3, Proposal 4, and Proposal 5, Say on Pay.  Regulations no longer allow your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis.  If you hold your shares in street name and you do not instruct your bank or broker how to vote on Proposal 1, the election of directors, Proposal 3, Proposal 4, and Proposal 5, Say on Pay, votes will not be cast on your behalf for these Proposals.  Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on Proposal 2, ratification of the appointment of Data I/O’s independent auditors.  If you are a shareholder of record and you do not cast your vote, votes will not be cast on your behalf on any of the items of business at the Annual Meeting.

The Common Stock is traded on The NASDAQ Capital Market under the symbol “DAIO”.  The last sale price for the Common Stock on May 19, 2026, as reported by The NASDAQ Capital Market, was $3.10 per share.

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Principal Holders of Data I/O’s Common Stock

The following table sets forth information for all shareholders known by Data I/O to be the beneficial owners of more than five percent of its outstanding Common Stock as of the Record Date.  Except as noted below, each person or entity has sole voting and investment powers for the shares shown.

Name and Address	Amount and Nature of Beneficial Ownership		Percent of Shares Outstanding
David L. Kanen Kanen Wealth Management LLC Philotimo Fund, LP Philotimo Focused Growth and Income Fund 6810 Lyons Technology Circle, Suite 160 Coconut Creek, Florida 33073	839,421	(1)	8.94%

(1)

The holding reported as of May 22, 2025, as jointly reported by Philotimo Fund, LP, Philotimo Focused Growth and Income Fund (“PHLOX”), David L. Kanen (“Mr. Kanen”) and Kanen Wealth Management LLC (“KWM”), on the most recent (filed May 22, 2025; no subsequent filings were found) Schedule 13G filed under the Securities Exchange Act of 1934. The Schedule 13G indicates that Philotimo Fund, LP has 0 sole voting power, 0 sole dispositive power, 487,127 shared voting power and 487,127 shared dispositive power for shares.

PHLOX has 0 shared sole voting, 0 shared sole dispositive power, 327,401 shared voting power and 327,401 shared dispositive power for shares. KWM has 0 shared sole voting power, 0 shared sole dispositive power, 819,528 shared voting power and 819,528 shared dispositive power for shares.

Mr. Kanen has 19,893 shares sole voting, 19,893 shares sole dispositive power, 819,528 shared voting power and 819,528 shared dispositive power for shares, with aggregate amount beneficially owned by each reporting person of 839,421.

KWM is the General Partner of Philotimo Fund, LP, and the investment manager of PHLOX and Mr. Kanen is the managing member of KWM. KWM and Mr. Kanen may be deemed to beneficially own the shares owned by Philotimo, PHLOX and the Managed Accounts.

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Directors’ and Officers’ Share Ownership

The following table indicates ownership of Data I/O’s Common Stock by each director of Data I/O, each executive officer named in the compensation tables appearing later in this Proxy Statement, and by all directors and executive officers as a group, all as of the Record Date.  Data I/O is not aware of any family relationships between any director, director nominee or executive officer of Data I/O.

	Amount and Nature of	Percent of Shares
Name	Beneficial Ownership	Outstanding

William Wentworth (2)	114,392	1.20%
Charles J. DiBona (3)	0	(1)
Gerald Y. Ng(4)	15	(1)
Douglas W. Brown	101,759	1.06%
Sally A. Washlow	72,651	(1)
Edward J. Smith	63,115	(1)
Garrett Larson	30,572	(1)
Steven Waszak (3)	7,950	(1)
All current directors and current and former executive officers as a group (8) persons (2)	390,454	4.058%

(1)	Less than 1 percent each.
(2)	Includes 75,000 options exercisable within 60 days.
(3)	Charles J. DiBona and Steven Waszak do not have any shares ownership due to joining the Data I/O in 2025.
(4)	Gerald Ng was Vice President, Chief Financial Officer, Secretary and Treasurer of the Company until his retirement on May 19, 2025. He continued in a Finance Advisor role until July 4, 2025.

Data I/O is not aware of any arrangement the operation of which may at a subsequent date result in a change of control of Data I/O.

Legal Proceedings

Neither Data I/O nor any of its property is currently subject to any material legal proceedings or other adverse regulatory proceedings. Data I/O does not currently know of any material legal proceedings against it or its subsidiaries involving its directors, proposed directors, or executive officers, or any associate of any such director or executive officer, or any material interest adverse to Data I/O or its subsidiaries. None of Data I/O’s directors, proposed directors or executive officers has, during the past ten years, been involved in any material bankruptcy, criminal or securities law proceedings.

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CORPORATE GOVERNANCE

Board Charters

The Board of Directors has adopted Corporate Governance and Nominating Committee, Audit Committee and Compensation Committee Charters.  All our Charters are reviewed and updated periodically by our Board of Directors.  All of our Charters were reviewed during 2025 and again in early 2026 and no changes were made. The current versions of our Charters are posted on the corporate governance page of our website at https://www.dataio.com/Company/Investor-Relations/Corporate-Governance.aspx.  All of these Charters are consistent with the applicable requirements of United States security laws and our NASDAQ listing standards.

Code of Ethics

Our Code of Ethics was reviewed by our Board of Directors during 2025 and again in early 2026 and no substantive changes were made.  The current version of our Code of Ethics is posted on the Corporate Governance page of our website at https://www.dataio.com/Company/Investor-Relations/Corporate-Governance.aspx.  Data I/O’s Code of Ethics apply to all directors, officers and employees of Data I/O, including the named executive officers.  The key principles of the Code are to act legally, and with integrity in all work for Data I/O.  We will post any amendments to our Code of Ethics on the corporate governance page of our website at www.dataio.com/company/investorrelations/corporategovernance.aspx.  In the unlikely event that the Board of Directors approves any waiver to the Code of Ethics for our executive officers or directors, information concerning such waiver will also be posted on our website.  In addition to posting information regarding amendments and waivers on our website, the same information will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is permitted by the rules of The NASDAQ Stock Market LLC.

Clawback of Executive Compensation

On October 25, 2023, the Board adopted an Incentive Compensation Recovery Policy (“Clawback Policy"), which is further discussed in the EXECUTIVE COMPENSATION section under Clawback of Executive Compensation in this document.

Risk Oversight

Our current Board of Directors consists of five independent directors, and one non-independent director, our Chief Executive Officer.  Risk oversight is generally handled by our entire Board of Directors, although certain risk oversight areas such as internal control and cyber risk are handled by our Audit Committee, and compensation is handled by our Compensation Committee.  The Board leadership structure promotes effective oversight of the Company's risk management for the same reasons that the structure is most effective for the Company in general, that is, by providing the Chief Executive Officer and other members of senior management with the responsibility to assess and manage the Company's day-to-day risk exposure and providing the Board, and specifically the Audit Committee of the Board, with the responsibility to oversee these efforts of senior management.

Director Independence

Messrs. Brown, Smith, Larson, and Waszak and Ms. Washlow are independent directors as defined by applicable U.S. Securities and Exchange Commission (“SEC”) rules and NASDAQ listing standards.

Leadership Structure

Ms. Washlow, an independent director, was our Board Chair, until December 3, 2025. Effective, December 3, 2025, the Board appointed Edward Smith, also an independent director, to replace Ms. Washlow as Board Chair. Mr. Wentworth is our Chief Executive Officer, President, and Director.

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PROPOSAL 1: ELECTION OF DIRECTORS

At the 2025 Annual Meeting, the shareholders elected five directors to serve until the next Annual Meeting or until such director’s successor has been qualified and elected or such director’s earlier death, resignation or removal.  For the 2026 Annual Meeting, the Board of Directors has approved the five nominees named below.  All five nominees are currently members of the Board of Directors.  Each of the nominees has indicated that they are willing and able to serve as directors.  However, should one or more of the nominees not accept the nomination, or otherwise be unwilling or unable to serve, it is intended that the proxies will be voted for the election of a substitute nominee or nominees designated by the Board of Directors.

Recommendation:  The Board of Directors recommends a vote FOR each of the director nominees.

William Wentworth, age 60, was elected a director of Data I/O effective May 18, 2023 and became President on September 1, 2024 and Chief Executive Officer (CEO) on October 1, 2024.  Prior to that, he was the Principal Managing Partner of Wentworth Advisors, LLC, a consulting firm.  He was a co-founder of Source Electronics Corporation in 1988, and he led a majority exit with HIG Capital in 2001.  He navigated the business through the 2001 technology recession with a successful exit in 2008 to Avnet Inc.  Mr. Wentworth was Senior Vice President and General Manager at Avnet Logistics Services from 2008 to 2012.  In January of 2013 he joined Avnet Technology Solutions serving as Senior Vice President and Global Leader of Services until mid 2015.  During the prior six years before joining Data I/O, he was with Wentworth Advisors, LLC. where he consulted with IT Services Firms to launch GTM Strategies (services, solutions) in the Cloud, and data and analytics space (Snowflake/Databricks). He worked with several private equity firms/family offices advising on technology acquisitions. He served as the Managing Director of Blankfactor, a global technology partner that provides end-to-end digital services. He served as a board member of Excellarate, a Frontenac Company, and Synerzip/Prime Technology Group (led the business/investment rational) from January 2020 through February 2023. He was the part-time Chief Strategy Officer of Planar Semiconductor since February 2022. Mr. Wentworth was named New Hampshire’s Entrepreneur of the Year in 2001 and was a finalist for the Ernst & Young Entrepreneur of the Year Award in 1999, 2000, and 2001. Mr. Wentworth has an associates degree in Electronics from ATI Technical Institute.

Mr. Wentworth has extensive executive experience in the semiconductors, programming services, and technology sector and his role as our President and CEO gives him knowledge as well as unique insight into our challenges, opportunities and operations, for which the Board of Directors believes he is qualified to serve as a director of Data I/O.

Sally A. Washlow, age 54, was appointed a director of Data I/O effective October 28, 2020.  Ms. Washlow is Chief Executive Officer of Orion Energy Systems (NASDAQ: OESX).  Previously, from 2019 until May 2025, she was a Practice Lead for LHH’s International Center for Executive Options working with senior level and C-Suite executives from companies ranging from Fortune 10 to privately held. She operates SW Consulting LLC supporting companies with executive management, strategy initiatives and board service to privately held companies since 2017.  From 2015 to 2017, Ms. Washlow was the Chief Executive Officer of Cedar Electronics Corporation, a supplier of radar detectors, GPS systems, dash cameras and other electronic products, and led the integration of the Cobra and Escort electronics businesses. Prior to that, she worked for 13 years at Cobra Electronics Corporation (COBR) in various capacities, including as President from 2013 until 2015.  Prior roles included leadership positions in product development, marketing and supply chain with Motorola in the automotive and telecommunication sectors along with LG/ Zenith and the launch of Digital Television.  Ms. Washlow previously served on the board of Orion Energy Systems (NASDAQ: OESX) and was the chair of the Compensation Committee.  She is on the board of the Northbrook Bank and Trust Company, N.A., a Wintrust Community Bank (NASDAQ: WTFC). She formerly was a member of the Consumer Technology Association and served on the audit committee as well as the Board of Industry Leaders.  Until August 2023, she was a board member and served as Chair of Costar Technologies, Inc. (OTC Markets Group: CSTI). Ms. Washlow received an MBA in Marketing from DePaul University and a BA in Supply Chain Management from Michigan State University.

Ms. Washlow, as a Chief Executive Officer and a consultant , has extensive experience as an operating leader in the security and automotive electronics markets, for which the Board of Directors believes she is qualified to serve as a director of Data I/O.

Edward J. Smith, age 63, was appointed a director of Data I/O effective February 23, 2022 and appointed Chair of the Board on December 3, 2025.  Currently he is also serving as the Chairman of the Board of SMTC Corporation.  Previously he served as the President and Chief Executive Officer of SMTC Corporation from 2017 until May 2024.  He served as President of Avnet Inc. for 7 years and held various other senior positions since 1994.  Mr. Smith served as President and Chief Executive Officer of SMTEK International Inc. from 2002 to 2004, a tier II manufacturer in the EMS industry.  Mr. Smith is a seasoned and successful executive with more than 25 years of experience in electronic manufacturing services (EMS) industry and the electronic components distribution industry.  He has served on numerous private company and non-profit boards.  On December 9, 2025 he was appointed Chairman of the Board of Dye & Durham Corporation (TSX: DND).  Mr. Smith previously served on the board of directors of SMTC Corporation (NASDAQ: SMTX) until it went private in 2021.  On August 21, 2024, he resigned from the board of directors of Aqua Metals, Inc. (NASDAQ: AQMS).  Mr. Smith is the founder and currently runs the We Will Never Forget charitable foundation.

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Mr. Smith has extensive board, CEO and industry expertise, for which the Board of Directors believes he is qualified to serve as a director of Data I/O.

Garrett Larson, age 30, was appointed a director of Data I/O effective January 23, 2025.  Mr. Larson is a Senior Equity Analyst with Kanen Wealth Management, LLC with a proven track record in equity analysis and strategic decision-making. Over the past nine years he has successfully led sector verticals across consumer and technology groups for various multi-billion dollar hedge funds, including Kynikos Associates and SPX Capital. As a Senior Equity Analyst, Mr. Larson has an extensive track record of creating value and providing valuable insights to companies. He has a deep understanding of financial markets and his strategic acumen will be invaluable in guiding Data I/O’s initiatives to enhance operational efficiency, evaluate potential M&A, and drive long-term growth.  Mr. Larson has a Bachelor of Science in Finance from Florida State University.

Mr. Larson has extensive experience in capital markets and value creation, for which the Board of Directors believes he is qualified to serve as a director of Data I/O.

Steven Waszak, age 68, was appointed a director of Data I/O effective December 3, 2025.  Currently he is the Chief Financial Officer of SMTC Corporation.  Prior to SMTC Corporation, Mr. Waszak served as CFO from 2015 to 2018 at Connected-Holdings, LLC, a vertically integrated, Internet of Things “IoT” intelligent services provider. From 2010 to 2014, Mr. Waszak held the role of CEO and President of BTI Systems, a developer of optical networks + innovative data-center interconnect solutions for smart-cloud providers acquired by Juniper Networks (NYSE: JNPR).  Mr. Waszak’s C-Suite experience also includes serving as Vice President of Global Sales Operation for Ciena Corporation (NYSE: CIEN) following the acquisition of Internet Photonics (a Bell Labs spin-out), where he held the position of CFO/COO. Mr. Waszak has served on Board of Directors of private entities and publicly traded companies including SMTEK International (NASDAQ: SMTK) and Retix (NASDAQ) layer-3 routing + network management software for large enterprises.  Mr. Waszak has more than 30 years’ experience as a technology executive, across corporate finance and strategic development roles and has led teams through multiple M&A transactions exceeding $1 billion in value.  Mr. Waszak has a Bachelor of Science in Accounting (Business/Economics concentration) from Loyola Marymount University, Los Angeles and holds an Executive Development Program Certificates from Harvard Business School and Kellogg School of Management.

Mr. Waszak has extensive board, CFO and industry expertise, for which the Board of Directors believes he is qualified to serve as a director of Data I/O.

THE BOARD OF DIRECTORS

Communications with the Board of Directors

Shareholders may communicate with the Board of Directors by sending an email to investorrelations@dataio.com or by sending a letter to Data I/O Corporation Board of Directors, c/o the Secretary, 6645 185th Ave NE, Suite 100, Redmond, WA 98052.  The Secretary will receive the correspondence and forward it to the Chair of the applicable Board of Directors Committee or to any individual director or directors to whom the communication is directed.

BOARD COMMITTEES

During the year ended December 31, 2025, there were 18 meetings of the Board of Directors.  Each of the incumbent directors who was on the Board of Directors during 2025 attended over 99% of the aggregate of the total number of meetings of the Board of Directors during their term of service on the Board of Directors.  Data I/O does not have a policy requiring members of the Board of Directors to attend the Annual Meeting, although we typically encourage our Board of Directors to attend. Ms. Washlow and Mr. Larson attended our 2025 Annual Meeting telephonically and Mr. Wentworth and Mr. Brown attended in person.

The Board of Directors had three standing Committees during 2025: The Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.  Each committee was comprised solely of independent directors during 2025, as defined by applicable SEC rules, NASDAQ listing standards including director independence generally as well as additional independence requirements for audit and compensation committees, and the Sarbanes-Oxley Act of 2002.  The following table shows the composition of the Board Committees and Board Leadership structure during 2025 and through the date of this Proxy Statement.

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Director (M=member)	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Comments
William Wentworth				President & CEO
Doug Brown	Chair		M	Not standing for reelection at the Annual Meeting
Sally Washlow		M (Until 5/15/2025 Chair (starting 12/3/2025)	Chair (Until 5/15/2025) M (starting 5/15/2025)	Chair of the Board (until 12/3/2025)
Edward Smith	M	Chair (until 12/3/2025)	M	Chair of the Board (starting 12/3/2025)
Garrett Larson	M (starting 1/23/2025)	M (starting 1/23/2025)	M (starting 1/23/2025) Chair (starting 5/15/2025)	A director effective 1/23/2025
Steven Waszak	M (starting 12/3/2025)	M (starting 12/3/2025)	M (starting 12/3/2025)	A director effective 12/3/2025

Audit Committee

The Audit Committee appoints, oversees, evaluates, and engages independent certified public accountants for the ensuing year and approves the compensation and other terms of such engagement; reviews the scope of the audit; periodically reviews Data I/O’s program of internal control and audit functions; receives and reviews the reports of the independent accountants; and reviews the annual financial report to the directors and shareholders of Data I/O.  Each member of the Audit Committee is an independent director, as defined by applicable NASDAQ listing standards and the Sarbanes-Oxley Act of 2002.  During 2025 and through the date of this Proxy statement, at least 2 Audit Committee members are “audit committee financial experts” as defined by the applicable SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002.  The Audit Committee met three times during 2025 and recorded 100% committee attendance at such meetings held during their term of service.  See the “Report of the Audit Committee” for additional information.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee, or “CGNC”, develops, recommends to the Board of Directors, and monitors a set of corporate governance principles applicable to Data I/O.  The CGNC seeks qualified candidates to serve on the Board of Directors, recommends them for the Board of Directors’ consideration for election as directors at the Annual Meeting of Shareholders and proposes candidates to fill vacancies on the Board of Directors.  The CGNC met four times in 2025 and recorded no less than 100% committee attendance at such meetings held during their term of service.  The CGNC continues to seek qualified candidates and recommends the director nominees to the Board of Directors.  The CGNC identifies, evaluates, and recommends director nominees and Committee assignments which are described in greater detail below.

Compensation Committee

The Compensation Committee is composed entirely of independent directors, as defined by applicable NASDAQ listing standards for compensation committees.  The Compensation Committee is responsible for setting and administering the policies which govern all of the compensation programs of Data I/O.  The Compensation Committee may delegate its authority and duties to subcommittees or individual members of the Compensation Committee as it considers appropriate.

The Compensation Committee makes recommendations to the Board of Directors concerning the compensation of Data I/O’s executive officers.  The Compensation Committee administers Data I/O’s long-term equity incentive plans.  The Compensation Committee reviews all employee benefit programs and approves significant changes in major programs and all new programs.  The Compensation Committee met four times during 2025 and recorded 100% committee attendance at such meetings held during their term of service.

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As authorized by the Compensation Committee charter, the Compensation Committee may retain consultants or other advisors, as well as purchase compensation surveys, to assist in carrying out its responsibilities.

Consideration of Director Nominees

The Corporate Governance and Nominating Committee has developed, and the Board has approved, Board Responsibilities and Director Recruitment Objectives, which further outline our directors’ roles and responsibilities and desired traits, diversity, characteristics, experience and criteria for selection.  The Corporate Governance and Nominating Committee in evaluating and determining whether to recommend a person as a candidate for election as a director consider, in light of the Board Responsibilities and Director Recruitment Objectives, considers the relevant management and/or technology industry experience of potential director candidates (such as experience as chief executive, operations or financial officer, or similar positions); business development, mergers and acquisitions experience; public/corporate board experience, diversity, knowledge of Data I/O; educational experience; commitment to maximizing shareholder value; certain values such as integrity, accountability, judgment and adherence to high performance standards; independence pursuant to applicable guidelines; ability and willingness to undertake the required time commitment to Board functions; shareholder input; and an absence of conflicts of interest with Data I/O.

Director Diversity

The Corporate Governance and Nominating Committee also considers issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills.  The CGNC does not have a formal policy on Board diversity; however, the CGNC believes that it is important for Board members to represent diverse viewpoints and comply with specific applicable laws.  The composition and quantity of board members may be potentially impacted as we maintain compliance with these and future requirements.  In considering candidates for the Board, the CGNC considers the entirety of each candidate’s credentials in the context of these standards.  With respect to evaluating the nomination of continuing directors for re-election, the CGNC considered each director’s contributions to the company as well as the results of the Board of Directors self-evaluations process.

Identifying Director Nominees; Consideration of Nominees of the Shareholders

The Corporate Governance and Nominating Committee may employ a variety of methods for identifying and evaluating nominees for directors.  The CGNC regularly assesses the size of the Board, the need for particular expertise on the Board, and whether any vacancies on the Board are expected due to retirement or otherwise.  In the event that vacancies are anticipated, or otherwise arise, the CGNC considers various potential candidates for director which may come to the CGNC’s attention through current Board members, professional search firms, shareholders, or other persons and evaluates these candidates in light of the Board Responsibilities and Director Recruitment Objectives.  These candidates are evaluated at regular or special meetings of the CGNC and may be considered at any point during the year.

The Corporate Governance and Nominating Committee will consider candidates recommended by shareholders, when the nominations are properly submitted, under the criteria summarized above in “Consideration of Director Nominees” and in accordance with the procedures described below in “Shareholder Nominations and Proposals for the 2026 Annual Meeting of Shareholders.”  Following verification of the shareholder status of persons proposing candidates, the CGNC makes an initial analysis of the qualifications of any candidate recommended by shareholders or others pursuant to the criteria summarized above to determine if the candidate is qualified for service on the Data I/O Board of Directors before deciding to undertake a complete evaluation of the candidate.  If any materials are provided by a shareholder or professional search firm in connection with the nomination of a director candidate, such materials are forwarded to the CGNC as part of its review.  Other than the verification of compliance with procedures and shareholder status, and the initial analysis performed by the CGNC, a potential candidate nominated by a shareholder is treated like any other potential candidate during the review process by the CGNC.  For eligible shareholder nominees to be placed on the ballot for the 2026 Annual Meeting of Shareholders, shareholders were required to deliver nominations for proposed director nominees to Data I/O by February 13, 2026.  No formal candidate nominations were made by shareholders for election at the 2026 Annual Meeting. Existing Directors were identified as follows: Mr. Wentworth was initially identified by a Board member; Mr. Smith and Mr. Larson were initially identified by discussions with significant shareholders and the Board; Mr. Waszak was initially identified by a current Board member; Ms. Washlow was initially identified and introduced by a former Board member; and Mr. Brown was initially identified and introduced by a former member of management, but is not standing for re-election at the Annual Meeting.

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Certain Relationships and Related Transactions

Our Audit Committee is charged with monitoring and reviewing issues involving potential conflicts of interest, and reviewing and approving related party transactions as set forth in the Code of Ethics, which is posted on the corporate governance page of our website at https://www.dataio.com/Company/Investor-Relations/Corporate-Governance.aspx.  Under our Code of Ethics, our directors, officers and employees are expected to avoid conflicts of interest with Data I/O and are required to report any such conflicts of interest to our Chief Executive Officer or Chief Financial Officer, or to the Chair of our Audit Committee.  Our Audit Committee reviews all such transactions and relationships by our directors and executive officers that come to its attention either through the director and officer questionnaires or otherwise, and considers whether to approve or take other appropriate action with respect to such transactions or relationships.  During 2024 and 2025, no related party transactions that were significant or material occurred.

BOARD COMPENSATION

Employee directors do not receive additional compensation for serving on the Board of Directors. During 2025, non-employee directors received a cash retainer of $7,750 for each quarter of service.  Data I/O paid additional quarterly compensation to the non-employee directors who served as Chair of the Board of Directors or as a Committee chair: $3,750 for Chair of the Board of Directors; $2,500 for Chair of the Audit Committee; $2,000 for Chair of the Compensation Committee; and $2,000 for Chair of the Corporate Governance and Nominating Committee.  Fees are prorated based on time served for changes in directors and assignments.

In addition, each non-employee Board of Directors member as of May 15, 2025, was granted a restricted stock award for 20,300 shares of Data I/O stock.  The restricted stock awards were granted under the provisions and terms of the 2023 Omnibus Incentive Compensation Plan (“2023 Plan”) and generally vest in one year or on the date of the next Annual Meeting, if earlier.  Data I/O also reimburses non-employee directors for actual travel and out-of-pocket expenses incurred in connection with service to Data I/O.

Each Data I/O non-employee member of the Board of Directors is required to achieve ownership of Data I/O stock at least equal to three times the annual director cash retainer fee based on Data I/O’s then current share price.  Non-employee directors have five years from their initial election or appointment to meet the ownership target requirement.  Amounts that count toward meeting the target requirement include: shares owned; shared ownership (shares owned or held in trust by immediate family); and the gain amount from any in-the-money vested options.  If the stock ownership target requirement has not been met by any non-employee director, until such time as such director reaches the target requirement, he or she will be required to retain any Data I/O shares issued by Data I/O to such director (other than those disposed of to pay for the exercise and associated taxes on those shares).  As of the Record Date, Mr. Brown and Ms. Washlow have met the stock ownership target requirement and Mr. Smith , Mr. Larson and Mr. Waszak, as a result of their recent appointments, have not yet met the requirement.

The Chief Executive Officer (“CEO”) is required to achieve ownership of Data I/O stock of at least two times the base pay of the CEO based on Data I/O’s then current share price.  The CEO has five years from appointment to meet the ownership target requirement.  Amounts that count toward meeting the target requirement are the same as for the Board of Directors.  If the stock ownership target requirement has not been met by the CEO, until such time as the CEO reaches the requirement amount, he or she will be required to retain any Data I/O shares issued by Data I/O (other than those disposed of to pay for the exercise and associated taxes on those shares).  As of the Record Date the CEO did not meet the stock ownership target requirement, but he has five years to meet the target stock ownership requirement.

We have adopted a “Securities Trading Policy” that (i) governs the purchase, sale, and/or other dispositions of the Company’s securities by our directors, officers, employees, and consultants that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us; and (ii) includes a prohibition against hedging transactions.  This Policy is included in the 2025 Annual Report on Form 10-K in Exhibit 19 thereto.

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DIRECTOR COMPENSATION

The following table shows compensation paid by Data I/O to non-employee directors during 2025.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)

Douglas W. Brown (1)(2)	$41,000	$50,344	$0	$0	$0	$0	$91,344

Sally Washlow (1)(2)	$48,456	$50,344	$0	$0	$0	$0	$98,800

Edward Smith (1)(2)	$39,533	$50,344	$0	$0	$0	$0	$89,877

Garrett Larson (1)(2)(3)	$34,030	$50,344	$0	$0	$0	$0	$84,374

Steven Waszak (4)	$2,359	$0	$0	$0	$0	$0	$2,359

(1)	Each outside director elected at the annual meeting in 2025 was awarded 20,300 shares of restricted stock with a fair value of $2.48 on May 15, 2025, vesting in one year or the next annual meeting, if earlier.
(2)	No outside director had outstanding option awards on December 31, 2025.
(3)	Garrett Larson was appointed as a director on January 23, 2025 and had prorated compensation in 2025.
(4)	Steven Waszak was appointed as a director on December 3, 2025 and had prorated compensation in 2025.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Data I/O’s directors, certain officers and persons who own more than ten percent (10%) of Data I/O’s Common Stock (“Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Data I/O.  Reporting Persons are required by SEC regulations to furnish Data I/O with copies of all Section 16(a) reports.

Delinquent Section 16(a) Reports

Based on knowledge of the Company, a Form 4 for William Wentworth reporting a small open market purchase of shares was filed one day late because of a communication delay.  Additionally, Charles DiBona’s Form 3 and Form 4 were filed approximately one month late on September 30, 2025 as a result of a delay in the issuance of his EDGAR filing codes.  Mr. DiBona’s Form 3 reported no holdings and his Form 4 reported an initial inducement grant event on August 15, 2025.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees Data I/O’s financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls.  Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditors.  In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report (Form 10-K) with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles in the United States, their judgments as to the quality, not just the acceptability, of Data I/O’s accounting principles and such other matters as are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission, with the Committee under generally accepted auditing standards.  In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and Data I/O, including the matters in the written disclosures and the letter provided by the independent auditors, as required by the applicable requirements of the Public Company Accounting Oversight Board and the SEC for independent auditor communications with Audit Committees concerning independence, and considered the compatibility of non-audit services with the auditors’ independence.

The Committee selects and engages Data I/O’s independent auditors, is involved in selecting and approving the independent auditors’ lead audit partner, and discusses the overall scope and plans for the audits.  The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Data I/O’s internal controls, and the overall quality of Data I/O’s financial reporting.  The Committee held three meetings during 2025, of which all were attended by Data I/O’s independent auditors.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in Data I/O’s Annual Report (Form 10-K) for the year ended December 31, 2025, for filing with the Securities and Exchange Commission.  The Committee has considered the Shareholder vote of approval of 94.2% on May 15, 2025, as well as the impact of changing independent auditors and has selected Grant Thornton LLP as Data I/O’s auditors for the current year.

Respectfully submitted,

AUDIT COMMITTEE

Douglas W. Brown (Chair)

Edward J. Smith

Garrett Larson

Steven Waszak

May 29, 2026

PRINCIPAL ACCOUNTANT’S FEES AND SERVICES

Audit Fees: Aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of Data I/O’s financial statements for each of the years ended December 31, 2025 and 2024 and for review of the financial statements included in each of Data I/O’s quarterly reports on Form 10-Q during each of the years ended December 31, 2025 and 2024, were approximately $475,000 and $246,779, respectively.

Audit Related Fees:  No aggregate fees were billed for the years ended December 31, 2025 and 2024 for assurance and subsidiary related services by Grant Thornton LLP that are reasonably related to the performance of the audit or review of Data I/O’s financial statements that are not reported under the caption “Audit Fees” above, including accounting treatment consultations.

Tax Fees: No aggregate fees were billed for the years ended December 31, 2025 and 2024 for professional tax services rendered by Grant Thornton LLP.

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All Other Fees: No aggregate fees were billed for the years ended December 31, 2024. For the year ended December 31, 2025, additional services provided by Grant Thornton LLP that are not otherwise disclosed above for work related to Data I/O’s S-3 Filing were approximately $47,250

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors.  These services may include audit services, non-audit services, tax services and other services.  Pre-approval is detailed as to the particular service or category of service and is subject to a specific engagement authorization.

During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the original pre-approval.  In those circumstances, the Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee for those instances when pre-approval is needed prior to a scheduled Audit Committee meeting.  These additional approvals should be reported at the next scheduled Audit Committee meeting.

For 2025, all services provided by the independent auditors were pre-approved.

EXECUTIVE COMPENSATION

Shareholder Vote

At our 2025 Annual Meeting of Shareholders, our shareholders approved, in an advisory vote, the compensation of our Named Executive Officers, as disclosed in the Executive Compensation discussion and analysis, the compensation tables and the related disclosures in our Proxy Statement.  The proposal was approved by our shareholders with 92.6% of the votes cast voting “for” approval and 6.6% voting “against” approval.  In light of the level of approval by our stockholders, the Compensation Committee considered the result of the vote and did not make changes to our compensation policies or practices specifically in response to the stockholder vote.

Elements of Our Company’s Compensation Plan

Annual executive officer compensation consists of the following elements which are described in more detail below:

•	Annual base salary;
•	Management Incentive Compensation Plan or “MICP”;
•	Long-term equity incentives;
•	Benefits;
•	Perquisites and other perceived benefits; and
•	Individual Executive Officers’ Performance.

It is the Compensation Committee’s policy to set total executive officer compensation at competitive levels based on compensation surveys with similar positions in similar sized company revenue ranges and at levels sufficient to attract and retain a strong, motivated leadership team.  Our philosophy for compensation of executive officers is based on the following two principles:

i.	Executive base compensation levels should be established by comparison of job responsibility to similar positions in comparable companies and be adequate to retain highly-qualified personnel; and
ii.	Variable compensation should be a critical element of compensation and be set to be comparably competitive and to provide strong incentives to improve performance and shareholder value.

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Annual Base Salary. The Compensation Committee establishes a base salary structure for each executive officer position. This structure defines the salary levels and the relationship of base salary to total cash compensation. The Compensation Committee reviews the salary structure periodically.

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MICP. The MICP offers each executive officer a performance-based opportunity to earn the variable component of annual cash compensation in an amount tied to a percentage of the executive officer’s base salary. The Compensation Committee’s philosophy in setting executive MICP percentages and the formulas for MICP payout is to pay above average total compensation for better than average historical or expected financial performance and below average compensation for lower than or average historical or expected financial performance. The percentages of base salary targeted for MICP payout (“the MICP Target”) for specific executive officers for a given year are generally the same as the previous year but can be changed by the Compensation Committee on an annual basis. The MICP payout can range from 0% to 200% of each executive’s MICP Target based upon the achieved MICP Measures for the period. There was no MICP program for 2025. The 2024 MICP Target amounts for our executive officers based on a full year of their applicable base pay were as follows: (.

	Executive's	Executive's	Estimated
	MICP	MICP	Payout at Maximum
	2024 Target	2025 Target	Measure for 2026

William Wentworth	$208,200	N/A	N/A

Charles DiBona	N/A	N/A	N/A

Gerald Ng	$130,000	N/A	N/A

The Compensation Committee determined for 2024 and again for 2025 that it was critical to emphasize profitability.  For the profitability measure: Financial Performance (“FP”) which is based on achievement of various levels of operating income as a percentage of revenue. (See below for the Financial Performance Matrix.)

For 2024, it was determined again, profitability was the most critical focus, however the measurement target was modified to EBITDA (Earnings Before Interest Taxes Depreciation Amortization) and translated the prior Operating Profit target percentages to EBITDA approximate equivalents. For 2025, Financial Performance continues to be the most critical focus to target incentive compensation on for our Named Executive Officers

The Compensation Committee believes that for 2024, 2025 and 2026, the applicable measures of key results for Data I/O have affected or will affect near-term and long-term shareholder value.  A greater or lesser percentage of MICP Target is to be paid based on Data I/O’s actual achievement of these measures with the payout target typically based on company financial plans as the Board determines appropriate.   For 2024, as a result of the EBITDA loss, the FP measurement resulted in no MICP payout because results were below the threshold. For 2025, there was no MICP program.  The Compensation Committee retains discretion to adjust the calculation of the two measures for changes outside normal business operations such as acquisitions or asset sales.

Data I/O Corporation 2024 MICP Variable Compensation Matrix
Range of Payouts (actual results interpolated)

The 2024 MICP Variable Compensation Matrix consisted of a single measure: Financial Performance (FP) objective.

2024 Financial Performance Matrix ($ in thousands)			Target		Target 200%
	Threshold		Payout		Payout
EBITDA Target	$600	$1,400	$2,200	$3,000	$3,800
FP matrix payout as a % of EBITDA Target	0%	50%	100%	150%	200%

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Long-Term Equity Incentives. The Compensation Committee approves grants under the Data I/O Corporation 2023 Omnibus Incentive Compensation Plan (the “2023 Plan”) formerly under the Data I/O Corporation 2000 Stock Compensation Incentive Plan (the “2000 Plan”). The 2023 Plan is Data I/O’s only long-term employee equity incentive plan. The primary purpose of the 2023 Plan is to make a significant element of executive pay a reward for taking actions which maximize shareholder value over time. Generally, new option, restricted stock unit and/or performance stock unit awards are granted under the 2023 Plan. New options or stock awards may also be granted to the Board of Directors under the 2023 Plan. When the 2023 Plan was approved, all shares remaining in the 2000 Plan were transferred to the 2023 Plan, and future awards will be made under the 2023 Plan. For more information on the 2023 Plan, please see the section titled “Proposal 3: Increased Grants Under the 2023 Omnibus Incentive Plan” in this proxy statement.

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Starting in 2023, under the provisions of the 2023 Plan, a portion of the equity awards to executives were Performance Stock Units (“PSU”) (roughly 20% based on achieving the target level performance) and 80% Restricted Stock Units (“RSU”).  The performance measures for the 2023 PSUs awarded are revenue growth targets for the three-year period ending December 31, 2025. Achieving a threshold growth measure earns 50% of the PSU target award; achieving the target growth measure earns 100% of the PSU target award; and achieving the maximum target growth measure earns 150% of the PSU target award.

In 2025, there were no equity awards for existing executives.  In 2024, equity awards for existing executives were 50% RSUs and 50% PSUs.  The performance measures for the executives’ PSUs were 50% based on revenue targets for the three-year period ending December 31, 2026, and 50% based on EBITDA targets for the three-year period December 31, 2026.  Each measure with a threshold, target and maximum target.

Award Criteria

The Compensation Committee grants options, RSU and/or PSU awards based primarily on its perception of the executive’s ability to affect future shareholder value and secondarily on the competitive conditions in the market for highly-qualified executives who typically command compensation packages which include a significant equity incentive.  All RSU and PSU awards granted to our executive officers in 2025 and 2024 were based on these criteria.

Exercise Price

Historically, all options granted by Data I/O have been granted with an exercise price equal to the fair market value (an average of the day’s high and low selling price) of Data I/O’s Common Stock on the date of grant and, accordingly, will only have value if Data I/O’s stock price increases.  Options granted to employees in 2025 are non-qualified.

Vesting and Exercise

Options granted to employees generally vest quarterly over four years at a rate of 6.25% per quarter and have a six-year term.  The current primary form of equity compensation has been restricted stock unit grants. For 2023, RSU grants to executives vest annually over a three- or four-year period.  All the 2023 PSU awards vest upon the three-year performance achievement on December 31, 2025.  For 2024, RSU grants to executives vest annually over a three-year period.  There were no RSU grants in 2025 to executives, excluding the RSU inducement grant to Mr. DiBona in August 2025. All the 2024 PSU awards vest upon achievement of the two possible three-year performance measures on December 31, 2026. There were no PSU awards in 2025. RSU grants to non-employee Directors vest in one year or on the date of the next Annual Meeting of Shareholders, if earlier.  All grants are subject to possible acceleration of vesting in connection with certain events leading to a change in control of Data I/O or in the event in a change in control or at any other time at the discretion of the Compensation Committee.  All options granted to executive officers are issued in tandem with limited stock appreciation rights (“SARs”), which become exercisable only in the event of a change in control of Data I/O.  See: “Change in Control and other Termination Arrangements.”

Award Process

The timing of our typical grant/award is usually determined well in advance, with approval at a scheduled meeting of our Board of Directors or its Compensation Committee with the grant date generally to be effective on the date of our next Annual Meeting of Shareholders or, for employees, the first day of the following month. (June 1st for annual refresh grants was selected as no typically planned public releases coincide with or around this date.)  The Annual Meeting of Shareholders does not coincide with any of our scheduled earning releases.  We do not anticipate option, RSU or PSU awards at other dates, except for grants/awards to new employees based on generally the first of the month following their first date of employment or in specific circumstances approved by the Compensation Committee.  The grant/award date is established when the Compensation Committee approves the grant/award and all key terms have been determined.  If at the time of any planned grant/award date, any member of our Board of Directors or Executive Officers is aware of material non-public information, the Company would not generally make the planned grant/award.  In such an event, as soon as practical after material information is made public, the Compensation Committee would authorize the delayed grant/award.

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Benefits. Executive Officers of Data I/O are eligible for the same benefits as other Data I/O employees. Data I/O has no defined benefit pension programs. Data I/O has a 401(k) tax qualified retirement savings plan in which all U.S. based employees, including U.S. Executive Officers are able to contribute the lesser of up to 100% of their annual salary or the limit prescribed by the IRS on a Roth or pre-tax basis. Data I/O’s match formula is 100% on the first 2% and 50% on the next 4%, which requires a 6% contribution to receive a 4% matching contribution. In 2025, matching contributions in any year require employment on December 31, except in the case of retirement per the plan, and vest after three years of service credit. In 2026 Data I/O changed the matching contribution schedule from a yearly match to a per pay period match. There is also no longer a requirement to be employed as of December 31 to be eligible for the matching contribution.

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Perquisites and Other Personal Benefits. We believe perquisites are not conditioned upon performance, create divisions among employees, undermine morale, and are generally inconsistent with our compensation philosophy and policy of equitable treatment of all employees based upon their contribution to our business. No executive officer received perquisites valued at $10,000 or more in 2025 or 2024.

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Individual Executive Officers’ Performance. The base salary of each executive officer is reviewed annually by the President and Chief Executive Officer. This is done on the basis of a review by the President and Chief Executive Officer, evaluating the executive’s prior year performance against their individual job responsibilities and attainment of corporate objectives and Data I/O’s financial performance. In developing executive compensation packages to recommend to the Compensation Committee, the President and Chief Executive Officer considers, in addition to each executive’s prior year performance, the executive’s long-term value to Data I/O, the executive’s pay relative to that for comparable surveyed jobs, the executive’s experience and ability relative to executives in similar positions, and the current year increases in executive compensation projected in industry surveys.

The Compensation Committee then reviews the President and Chief Executive Officer’s recommendations for executive officers’ total compensation and approves final decisions on pay for each executive officer based on the President and Chief Executive Officer’s summary of the executive officer’s performance and on the other criteria and survey data described above. In this process, the Compensation Committee consults with Data I/O’s President and Chief Executive Officer.

The base salary, total cash compensation, and long-term equity incentive compensation for the President and CEO are reviewed annually by the Compensation Committee. This review includes a written evaluation of the CEO’s performance for the previous year. The Compensation Committee meets annually without the President and Chief Executive Officer to evaluate his performance and to develop a recommendation for his compensation for the coming year. In addition to reviewing Data I/O’s financial performance for the prior year, the Committee reviewed compensation surveys for chief executive officers and the President and Chief Executive Officer’s individual performance, including development and execution of short-term and long-term strategic objectives, Data I/O revenue growth and profitability, the achievement of which is expected to increase shareholder value.

The Compensation Committee determined the compensation package, including salary, bonus, MICP participation, PSU awards, RSU awards, and other benefits for Mr. Wentworth, President and Chief Executive Officer, based on the Committee’s perception of his qualifications for the position and his ability to affect future shareholder value, results delivered, compensation surveys and the competitive conditions in the market.

Consideration of Risk in Compensation

The Compensation Committee believes that promoting the creation of long-term value discourages behavior that leads to excessive risk.  The Compensation Committee believes that the following features of our compensation programs provide incentives for the creation of long-term shareholder value and encourage high achievement by our executive officers without encouraging inappropriate or unnecessary risks:

•	Our long-term incentives in the form of stock options, RSU, and/or PSU awards are at the discretion of the Compensation Committee and not formulaic.

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Stock options become exercisable over a four-year period and remain exercisable for up to six years from the date of grant, RSU awards vest over a three- or four-year period, and PSU awards vest based on achievement over a three-year performance period, encouraging executives to look to long-term appreciation in equity values.

•	We balance short and long-term decision-making with the annual cash incentive program and equity in the form of stock options, RSU, and/or PSU that vest over three- or four-years.

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The metrics used in the MICP measure are set by the Compensation Committee, which believes it will drive shareholder value. Moreover, the Committee attempts to set ranges for these measures that encourage success without encouraging excessive risk-taking to achieve short-term results. The PSU measures which are cumulative over time further balance longer-term with short-term outcomes.

•	In addition, the overall MICP incentive compensation cannot exceed two times the MICP Target amount, no matter how much performance exceeds the measures established for the year.

Accounting and Tax Considerations of our Compensation Program

Options granted to employees are non-qualified options, when awarded, because of the more favorable tax treatment for Data I/O.  We are required to value granted stock options under the fair value method and expense those amounts in the income statement over the stock option’s remaining vesting period.  Restricted stock is valued at its fair value on the award date and is expensed over its vesting period.

We have structured our compensation program in the past to comply with Internal Revenue Code Sections 162(m) and 409A.  Under Section 162(m) of the Internal Revenue Code, a limitation was placed on tax deductions of any publicly-held corporation for individual compensation to covered employees (generally the chief executive officer and the three other most highly compensated executive officers, other than the chief financial officer, whose compensation must be disclosed pursuant to rules and regulations under the Securities Exchange Act of 1934) exceeding $1 million in any taxable year. The Compensation Committee is aware of this limitation and believes that no compensation paid in 2024 or 2025, or expected to be paid in 2026, by Data I/O will exceed the $1 million limitation of Section 162(m) except possibly related to a change of control. The Section 162(m) treatment will continue to be part of future compensation considerations.

Clawback of Executive Compensation

The Board of Directors believes that it is in the best interests of the Company and its shareholders to create and maintain a culture that emphasizes integrity and accountability and that reinforces the Company's compensation philosophy. On October 25, 2023, the Board adopted an Incentive Compensation Recovery Policy (“Clawback Policy") which provides for the recovery of erroneously awarded incentive compensation in the event that the Company is required to prepare an accounting restatement due to material noncompliance of the Company with any financial reporting requirements under the federal securities laws. This Clawback Policy is designed to comply with Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), related rules and the listing standards of the Nasdaq Stock Market or any other securities exchange on which the Company’s shares are listed in the future.

Change in Control and other Termination Arrangements

•

Change in Control Arrangements. Data I/O has entered into agreements with Mr. Wentworth and Mr. DiBona (the “Executive Employment Agreement”), which entitle them to receive payments if they are terminated without cause or resign with good reason within specified periods before or after the occurrence of certain events deemed to involve a change in control of Data I/O. The Executive Employment Agreement ensures appropriate incentives are in place for Messrs. Wentworth and DiBona to complete any change in control related transaction and transition, as well as comply with the provisions of Section 409A of the Internal Revenue Code. The Executive Agreement states that the resulting additional severance will be calculated under the Executive Agreement based on Data I/O’s standard severance arrangements in place immediately preceding the date of a change in control (See: “Other Termination Arrangements” below for current severance policy). The Executive Employment Agreement provides for continuation and vesting in Data I/O’s matching 401(k) contributions through the date of termination after a change in control and include a reimbursement allowance of $20,000 for outplacement services. Mr. DiBona’s Executive Employment Agreement has a transaction closing incentive of one-half year’s annual salary for Mr. DiBona to encourage the consideration of all forms of strategic alternatives.

Data I/O’s 2025 RSU awards have been granted pursuant to the provisions of the 2023 Plan. Prior year’s awards were under either the 2023 Plan or the 2000 Plan. The Change in Control provision applicable to the 2000 Plan and the 2023 Plan are as follows:

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2000 Plan

The 2000 Plan allows for the granting of “Awards”, which include options, restricted stock and other awards made pursuant to the 2000 Plan. Subject to any different terms set forth in the award agreement, vesting of “qualifying” options and restricted stock awards may be affected by a Change in Control as described out in the table below. A “Change in Control” is defined to include (i) a merger or consolidation of the Company in which more than 50% of the voting power of the Company’s outstanding stock after the transaction is owned by persons who are not shareholders immediately prior to such transaction, and (ii) the sale or transfer of all or substantially all of the Company’s assets. A “Qualifying Award’ is defined as an option or other Award that has been held for at least 180 days as of the Change of Control. “Qualifying Shares” means common stock issued pursuant to a Qualifying Award which are subject to the right of Data I/O to repurchase some or all of such shares at the original purchase price (if any) upon the holder’s termination of services to Data I/O.

2023 Plan

The 2023 Plan replaced the 2000 Plan going forward for new awards, and was approved by the shareholders at the 2023 Annual Meeting. The 2023 Plan has substantially similar treatment of an award as the amended 2000 Plan in the event of a Change in Control.

Treatment of Awards on a Change in Control	Acceleration of Vesting
The outstanding Awards do not remain outstanding or are not assumed by the surviving entity or replaced with comparable Awards.

Subject to certain limitations, the vesting of Qualifying Awards is accelerated in full.  Restricted stock will vest and options will be exercisable in full prior to the effective date of the Change of Control.

The outstanding Awards remain outstanding after a Change of Control or are assumed by the surviving entity or replaced with comparable Awards.

Subject to certain limitations, the vesting of outstanding Qualifying Awards will be accelerated to the extent of 25% of the unvested portion thereof.  The remaining 75% of the unvested portion will vest in accordance with the vesting schedule set forth in the applicable Award agreement.

The outstanding Awards remain outstanding after a Change of Control or are assumed by the surviving entity or replaced with comparable Awards, but the holder of a Qualifying Award is terminated involuntarily within one year of the Change of Control.

All Awards held by such person will be accelerated in full.  Restricted stock will vest and options will be exercisable in full for a period of 90 days commencing on the effective date of the involuntary termination, or if shorter, the remaining term of the option.

In 1983, Data I/O adopted a SAR Plan which allows the Board of Directors to grant to each director, executive officer or holder of 10% or more of the stock of Data I/O a SAR with respect to certain options granted to these parties. A SAR has been granted in tandem with each option granted to an executive officer of Data I/O. SARs granted which have been held for at least six months are exercisable for a period of 20 days following the occurrence of either of the following events: (i) the close of business on the day that a tender or exchange offer by any person (with certain exceptions) is first published or sent or given if, upon consummation thereof, such person would be the beneficial owner of 30% or more of the shares of Common Stock then outstanding; or (ii) approval by the shareholders of Data I/O (or, if later, approval by the shareholders of a third party) of any merger, consolidation, reorganization or other transaction providing for the conversion or exchange of more than 50% of the outstanding shares of Data I/O’s Common Stock into securities of a third party, or cash, or property, or a combination of any of the foregoing. Currently, only one option grant remains outstanding that includes a SAR.

•

Other Termination Arrangements. Data I/O has a severance policy for U.S. employees that provides for severance payouts for terminations without cause based upon years of service. The current formula, effective March 1, 2014, is 1 week pay for each year of service with a limit of four months’ pay. Mr. Wentworth and Mr. DiBona had at May 19, 2026, approximately 1.6 and .67 years of service, respectively. Mr. Wentworth is entitled to a one year of base salary severance, except in the case of a change in control, as part of his employment agreement. Mr. DiBona is entitled to a one-half year of base salary severance, except in the case of a change in control, as part of his employment arrangement. Data I/O does not have a formal policy regarding executive severance but has generally provided an amount it believes is consistent with severance typically provided for executives in similar positions and with similar periods of service.

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Change in Control and Other Termination Arrangements

	Termination without cause and Change in Control not applicable	Termination without cause and Change in Control applicable		Change in Control applicable without termination
Name	Compensation	Compensation (2)	Option/SAR/RSA /PSU Vesting(1)	Compensation(3)	Option/SAR/RSA /PSU Vesting(1)

William Wentworth (4)	$347,000	$367,000	1375,500	$0	137,500
Charles DiBona (5)	$175,000	$195,000	100,000	$0	100,000

(1)	Maximum vesting on Change in Control as of May 19, 2026.
(2)

Represents the individual’s employee severance arrangement and outplacement expense reimbursement and additionally for Mr. DiBona under his Executive Agreement an alternative severance as well as a change in control transaction/closing incentive, as applicable as of May 19, 2026.

(3)	Represents change in control transaction/closing incentive as of May 19, 2026.
(4)	Mr. Wentworth is entitled to a year of base salary severance, except in the case of a change in control, as part of his employment agreement.
(5)	Mr. DiBona is entitled to a half year of base salary severance, except in the case of a change in control, as part of his employment arrangement.

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SUMMARY COMPENSATION TABLE

The following table shows compensation paid by Data I/O for services rendered during 2025 and 2024 to each of our named executive officers.

Name[1]	Year	Salary[2]	Bonus[3]	Stock Awards[4]	Option Awards[4,5]	Non-Equity Incentive Plan Compensation[6]	Non-Qualified Deferred Compensation Earnings[7]	All Other Compensation[8]	Total

William Wentworth	2025	$349,447	$0	$0	$233,930	$0	$0	$10,505	$593,882
Chief Executive	2024	$115,667	$0	$0	$233,930	$0	$0	$3,515	$353,112
Officer & President

Charles J. DiBona	2025	$138,654	$0	$316,540	$0	$0	$0	$4,738	$459,932
Vice President,	2024	$0	$0	$0	$0	$0	$0	$0	$0
Chief Financial Officer, Secretary & Treasurer

Gerald Ng	2025	$131,110	$0	$0	$0	$0	$0	$14,818	$145,928
Former Vice President	2024	$275,000	$0	$80,716	$0	$0	$0	$11,702	$367,418
Chief Financial Officer, Secretary, Treasurer

(1)

Data I/O currently has two named executive officers. Mr. Wentworth joined Data I/O in September 2024 as President and became Chief Executive Officer October 1, 2024. Mr. DiBona joined Data I/O on August 11, 2025 as Vice President of Finance and became Chief Financial Officer effective August 15, 2025. Mr. Ng retired July 4, 2025.

(2)	Mr. DiBona’s salary earned is based on his start date of August 11, 2025. Mr. Ng’s salary earned in 2025 was until his retirement date of July 4, 2025.
(3)	No Employee service awards were paid in 2024 or 2025.
(4)

Amount includes the fair value of RSU and PSU awards granted during 2023 or 2024. PSU awards are included above at the threshold level which is 50% of the target 100% level with a maximum level of 150% of target. See the Outstanding Equity table.

(5)

Options were granted to the Chief Executive Officer that were granted in tandem with an equal number of SARs. SARs are only exercisable upon the occurrence of certain events leading to a change in the control of Data I/O. See “Change in Control and Other Termination Arrangements.” No options or SARs were awarded to executive officers in 2023.

(6)	Amounts earned under the MICP variable compensation arrangement in place for the year as approved by the Board.
(7)	Not applicable for Data I/O.
(8)

These amounts represent for Mr. Wentworth, Mr. DiBona and Mr. Ng, Data I/O’s matching contributions to Data I/O’s 401(k) Plan, and the value of group term life insurance in excess of premiums paid by each of the executive officers under the standard employee benefit plans. In addition, payouts of accumulated PTO (paid time off) are included in the amount to Mr. Ng: $14,818 in 2025. Mr. Wentworth’s Executive Employment Agreement contains provisions for transition expense reimbursements.

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Pay-Versus-Performance

					Value of initial Fixed $100 Investment Based on:
	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1) (2) (3)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (1) (2) (3)	Total Shareholder Return	Net income (GAAP), in thousands

2025	$593,892	$507,767	$302,930	$273,405	$68.84	$(5,236)

2024	$926,843	$520,356	$333,622	$202,717	$60.80	$(3,093)

2023	$709,302	$676,302	$399,945	$349,155	$64.06	$486

(1)

William Wentworth became our PEO (principal executive officer) starting October 1, 2024 and received stock options granted on his start date of September 3, 2024. Anthony Ambrose was our PEO for each year presented until October 1, 2024 and forfeiting unvested shares on his retirement October 15, 2024. For this table the PEO compensation for 2024 is the combination of the two PEOs. For 2025, Mr. Wentworth was the only PEO.

(2)

The individuals comprising the Non-PEO NEOs presented for 2025 are: Messrs. DiBona and Ng, with Mr. DiBona starting with the Company August 11, 2025 and becoming CFO on August 15, 2025. Mr. Ng retired on July 4, 2025 and forfeited any unvested shares. The individuals comprising the Non-PEO NEOs presented for 2024 are: Messrs. Ng, Gulati, and Tidwell; with Messrs. Gulati and Tidwell included until their termination December 1, 2024 and forfeiting unvested shares on that date. For 2023, the Non-PEOs were: Messrs. Ng, Gulati, Tidwell and Hatlen; with Ng starting on July 3, 2023 and receiving hiring grants on that date, and Hatlen retiring as a NEO on August 15, 2023 and forfeiting unvested shares on December 31, 2023.

(3)

The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company's NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote (4) below.

(4)

Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table. Amounts in the Exclusion of Change in Pension Value are not applicable for Data I/O Corporation and accordingly are not reported in the Summary Compensation Table. Amounts in the Inclusion of Pension Service Cost are not applicable for Data I/O Corporation.

(5)	The Peer Group TSR and Company Selected Measures disclosure is not applicable for a Smaller Reporting Company.

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	Summary Compensation Table Total for PEO	Exclusion of Change in Pension Value for PEO	Exclusion of Stock Awards for PEO	Inclusion of Pension Service Cost for PEO	Inclusion of Equity Values for PEO	Compensation Actually Paid to PEO

2025	$593,882	$-	$0	$-	$(86,125)	$507,767

2024	$926,843	$-	$(161,432)	$-	$(245,056)	$520,356

2023	$709,302	$-	$(293,625)	$-	$260,625	$676,302

	Average Summary Compensation Table Total for Non-PEO NEOs	Average Exclusion of Change in Pension Value for Non-PEO NEOs	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs	Average Inclusion of Pension Service Cost for Non-PEO NEOs	Average Inclusion of Equity Values for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs

2025	$375,894	$-	$(158,270)	$-	$55,781	$273,405

2024	$333,622	$-	$(62,779)	$-	$(68,126)	$202,717

2023	$399,945	$-	$(133,316)	$-	$82,525	$349,155

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for PEO	Total - Inclusion of Equity Values for PEO

2025	$-	$(89,125)	$-	$3,000	$-	$-	$(86,125)

2024	$74,611	$-	$3,534	$(6,075)	$(317,125)	$-	($245,056)

2023	$331,875	$(111,600)	$-	$40,350	$-	$-	$260,625

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	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Non-PEO NEOs	Total - Average Inclusion of Equity Values for Non-PEO NEOs

2025	$158,500	$(114,750)	$-	$3,375	$8,656	$-	$55,781

2024	$17,500	$(2,813)	$-	$(2,508)	$(80,306)	$-	$(68,126)

2023	$95,875	$(18,600)	$-	$40,413	$(35,163)	$-	$82,525

The following graph shows the Compensation Actually Paid (CAP) versus Total Shareholder Return (TSR). The CAP reflects in 2022 and 2024 lower incentive compensation due to losses, and in 2024 the lowest NEO average CAP across the five-year period. In 2023, PEO and NEO average CAP reached their highest levels over the period, reflecting stronger equity values. The PEO CAP was impacted by the turnover in PEOs in 2024. In 2025, CAP levels remained relatively stable, with PEO CAP consistent with 2024 and NEO average CAP recovering modestly from the 2024 low. The TSR declined from 2021 through 2024 and showed a partial recovery in 2025, generally correlating with the trends in CAP over the period.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock Held That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(#)	(#)	(#)	($)		(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

William Wentworth	62,500	137,500		$2.3923	9/3/2030	0	$-	0	$-

Charles DiBona(1)	0	0				100,000	$316,540	0	$-

Gerald Ng(2)	0	0				0	$-	0	$-

(1)	Mr. DiBona became Vice President of Finance on August 11, 2025 and became Chief Financial Officer on August 15, 2025.
(2)	Mr. Ng retired as an employee on July 4, 2025 and forfeited his unvested shares as of that date.

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PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

The Board of Directors requests that the shareholders ratify the continued appointment of Grant Thornton LLP to serve as Data I/O’s independent auditors for calendar year 2026. Grant Thornton LLP examined the consolidated financial statements of Data I/O for the year ended December 31, 2025. Representatives of Grant Thornton LLP are invited to be present at the Annual Meeting to make a statement if they desire to do so and to respond to questions by shareholders. They confirmed that they expect to be present.

The Board recommends a vote “FOR” the continued appointment of Grant Thornton LLP to serve as Data I/O’s independent auditors for calendar year 2026.

PROPOSAL 3: INCREASED SHARES UNDER 2023 OMNIBUS INCENTIVE COMPENSATION PLAN

We are seeking shareholder approval to increase the number of authorized shares available for issuance (the “2026 Amendment”) under the Data I/O Corporation 2023 Omnibus Incentive Compensation Plan (the “2023 Plan”) by an additional 2,000,000 shares. This proposal will be approved, if a quorum is present, and if the number of votes cast, in person or by proxy, in favor of the proposal exceeds the number of votes cast against the proposal. The Board of Directors recommends a vote FOR approval of the 2026 Amendment. Unless instructed otherwise, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies in favor of the above-referenced approval of the 2026 Amendment.

Background

On March 10, 2023, the Board adopted the 2023 Plan, subject to shareholder approval. The 2023 Plan was approved at the annual meeting of shareholders on May 18, 2023. The purpose of the 2023 Plan is to promote our interests and the interests of our shareholders by aiding us in attracting and retaining employees, officers, consultants, advisors, independent contractors, and non‑employee directors capable of assuring our future success, to offer such persons incentives to put forth maximum efforts for the success of our business and to compensate such persons through various stock and cash‑based arrangements, and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with our shareholders.

The use of equity incentive awards has historically been a key component of our compensation program. We previously awarded stock-based compensation instruments, including options and restricted stock under the Data I/O Corporation 2000 Stock Compensation Incentive Plan (the “2000 Plan”). Accordingly, the Board has determined that, in order to ensure that there are shares available for issuance under our equity incentive plans to meet our needs for future grants during the coming years, a new tranche of shareholder-approved shares is necessary to continue granting incentives and reward opportunities to eligible individuals while assisting us in retaining a competitive edge in today's competitive business environment. Further details about our awards currently outstanding can be found in the section “Executive Compensation” as well as in the table entitled “Summary Compensation Table.”

We believe approval of the 2026 Amendment will give us the flexibility to continue to make stock-based grants and other awards permitted under the 2023 Plan over the next two to three years in amounts determined appropriate by the Compensation Committee, which administers the 2023 Plan (as discussed more fully below); however, this timeline is simply an estimate used by us to determine the number of new shares to ask our shareholders to approve and future circumstances may require us to change our expected equity grant practices. These circumstances include, but are not limited to, the future price of our Common Stock, award levels/amounts provided by our competitors, business acquisitions, and hiring activity during the next few years.

The Compensation Committee and the Board believe that equity incentive grants are vital to our interests and our shareholders, as they play an important role in our ability to attract and retain key management, align a significant percentage of our executives’ compensation to her or his performance, as well as ours, and generate in our executives a strategic long-term interest in our performance. As discussed below, the 2026 Amendment will allow for the continued use of stock-based compensation and cash compensation and will permit us significant flexibility in determining the types and specific terms of awards made to participants. This flexibility will allow us to make future awards based on the then-current objectives for aligning compensation with shareholder value. While we are aware of the potential dilutive effect of compensatory equity awards, we also recognize the significant motivational and performance benefits that may be achieved from making such awards.

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Some of the key features of the 2023 Plan include:

•

Limit on Shares Authorized. Under the 2023 Plan, the aggregate number of shares that may be issued was 500,000, plus any unused shares available under the 2000 Plan as of May 18, and in certain circumstances, shares that are forfeited under the 2000 plan. No non-employee director may receive an award for more than 100,000 shares in any year. No eligible person who is not a non-employee director may receive an award for more than 200,000 shares in any year. The 2026 Amendment would increase this amount by 2,000,000. The 2026 Amendment would also increase the maximum number of incentive stock options from 500,000 to 2,500,000.

•

No Repricing or Discounting of Stock Options or Stock Appreciation Rights (SARs): The 2023 Plan prohibits the repricing of stock options and SARs (including a prohibition on the repurchase of “underwater” stock options or SARs for cash or other securities) without stockholder approval.

•

Limited Share “Recycling.” The 2023 Plan provides that any shares surrendered to pay the exercise price of an option, shares covered by a stock-settled stock appreciation right that are not issued in connection with settlement upon exercise; shares withheld by the Company or tendered to satisfy tax withholding obligations with respect to any award; or shares repurchased by the Company using option exercise proceeds will not be added back (“recycled”) to the available shares under the 2023 Plan.

•

No Payment of Dividends on Unvested Awards. The 2023 Plan prohibits the payment of dividends or dividend equivalents on awards other than with respect to restricted stock and restricted stock unit awards for which the applicable restrictions have lapsed.

•

Awards Subject to Clawback Policy. All awards under the 2023 Plan will be subject to forfeiture or other penalties pursuant to any clawback policy we may adopt or amend from time to time, as determined by the Compensation Committee.

•	Awards Are Typically Not Transferable. Awards under the 2023 Plan are typically not transferable, except pursuant to limited exceptions. If a transfer is permitted, the transfer shall be for no value.

•

Minimum Vesting Period. Stock-based compensation awards granted under the 2023 Plan will have a minimum vesting period of approximately one year from the date of grant (or, in the case of performance-based objectives, one year from the commencement of the period over which performance is evaluated), except for five percent of the shares approved, which may be granted with fully vested terms, and subject to the acceleration of vesting as described in the 2023 Plan.

Request for Additional Shares and Dilution

We manage our long-term shareholder dilution, in part, by controlling the number of equity incentive awards granted annually. The Compensation Committee carefully monitors our annual net burn rate, total dilution, and equity expense in order to maximize shareholder value by granting what it believes are an appropriate number of equity incentive awards to attract, reward, and retain employees. Burn rate is a measure of the speed at which companies use shares available for grant under their equity compensation plans and is an important factor for investors concerned about shareholder dilution. The burn rate is defined as, in a given fiscal year, the number of equity shares granted subject to time-based awards plus performance-based equity awards that were earned and vested, divided by the weighted average number of shares outstanding. In recommending to our shareholders the number of shares to be authorized under the 2023 Plan, the Compensation Committee considered our burn rate for the past three fiscal years as shown below:

	Fiscal 2025	Fiscal 2024	Fiscal 2023
Time-based equity awards granted (1)	212,348	439,150	357,100
Performance-based awards earned and vested	0	0	0
Weighted average common shares outstanding	9,328,776	9,149,538	8,940,612

Burn rate	2.28%	4.8%	4.0%
Three-year average burn rate	3.69%

Performance-based awards granted	0	124,000	30,000

(1) Equity awards canceled or forfeited	120,434	323,666	38,750

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A copy of the 2023 Plan, as amended to reflect the 2026 Amendment, is attached as Attachment A to this Proxy Statement.  The following summary of the material terms of the 2023 Plan is qualified in its entirety by reference to the full text of the 2023 Plan.

Administration

The Compensation Committee administers the 2023 Plan and has full power and authority to determine when and to whom awards will be granted, and the type, amount and other terms and conditions of each award, consistent with the provisions of the 2023 Plan.  Subject to the provisions of the 2023 Plan, the Compensation Committee may amend the terms of, or accelerate the exercisability of, an outstanding award.  The Compensation Committee has authority to interpret the 2023 Plan and establish, amend, suspend, or waive rules and regulations for the administration of the 2023 Plan.

The Compensation Committee may delegate its powers under the 2023 Plan to one or more officers or directors to the extent permitted by applicable exchange rules or applicable corporate law, except that such delegated officers or directors will not be permitted to grant awards (i) to officers who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the 2023 Plan to not comply with applicable exchange rules or applicable corporate law.

Under the 2023 Plan, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Compensation Committee under the Plan; provided, however, that only the Committee may grant awards to non-employee directors.

Shares Available for Awards

The 2026 Amendment would increase the shares available under the 2023 Plan by an additional 2,000,000 shares. Assuming the 2026 Amendment is approved, the aggregate number of shares that may be issued under all stock-based awards made under the 2023 Plan will be equal to (i) 2,500,000, plus (ii) any unused shares available under the 2000 Plan as of May 18, 2023, plus (iii) any shares subject to any outstanding award under the 2000 Plan that, after May 18, 2023 are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered to the participant due to the termination or cancellation of such award.  If awards under the 2023 Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards again become available for issuance under the 2023 Plan.  However, under the following circumstances, shares will not again be available for issuance under the 2023 Plan: (i) shares unissued due to a “net exercise” of a stock option or exercise of a SAR, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations, (iii) shares covered by a stock-settled SAR issued under the 2023 Plan that are not issued in connection with settlement in shares upon exercise, and (iv) shares repurchased using stock option exercise proceeds.  In addition, awards that do not entitle the recipient to receive or purchase shares shall not be counted against the number of shares available for issuance under the 2023 Plan.

Certain awards under the 2023 Plan are subject to limitations.  Under the 2023 Plan, no non-employee director may be granted awards for more than 100,000 shares of our Common Stock in the aggregate in any fiscal year.  No eligible person who is not a non-employee director may be granted awards for more than 200,000 shares of our Common Stock in the aggregate in any fiscal year, provided that the Company may make additional one-time grants to newly hired persons of up to 100,000 shares per such participant.

In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split‑up, spin‑off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar corporate transaction or event affects the shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2023 Plan, then the Compensation Committee shall, in such manner as it may deem equitable adjust any or all of (i) the number and type of shares (or other securities or other property) available under the 2023 Plan, (ii) the number and type of shares (or other securities or other property) subject to outstanding awards, (iii) the purchase price or exercise price with respect to any award, and (iv) the share limitations described above.

Eligibility

Any employee, officer, non-employee director, consultant, independent contractor or advisor providing services to the Company or an affiliate, or any person to whom an offer of employment has been made, and who is selected by the Compensation Committee to participate, is eligible to receive an award under the 2023 Plan.  As of May 19, 2026 approximately 102 persons were eligible as a class to be selected by the Compensation Committee to receive awards under the 2023 Plan.

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Dilution Discussion

In setting the number of shares authorized under the 2023 Plan for which shareholder approval is being sought, the Compensation Committee and the Board considered, among other factors, the historical amounts of equity awards granted by the Company, and the potential future grants over the next several years. The Committee and the Board also considered recommendations by the CEO for the other named executive officers.

To reduce the dilutive impact of our equity award grants on our shareholders’ interests, we actively administer our equity grant program to make use of our resources as effectively as possible. Equity awards are generally limited to (i) those positions deemed critical to our future success, (ii) individuals whose personal performance makes them highly valuable to us, and (iii) essential new hires.

Types of Awards and Terms and Conditions

The 2023 Plan provides that the Compensation Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions, and provisions as the Compensation Committee may determine to be necessary or desirable:

•	stock options, including both incentive stock options (“ISOs”) and non-qualified stock options (together with ISOs, “options”);
•	stock appreciation rights;
•	restricted stock;
•	restricted stock units;
•	performance stock units; and
•	other stock-based awards

Options and SARs

The holder of an option is entitled to purchase a number of shares of our Common Stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our Common Stock over the grant price of the SAR.

Exercise Price. The Compensation Committee has the discretion to determine the exercise price and other terms of options and SARs, except that the exercise price will in no event be less than 100% of the fair market value per share of our Common Stock underlying the award on the date of grant, unless such option or SAR is granted in substitution for an option or SAR previously granted by a merged or acquired entity. Without the approval of shareholders, we will not amend, replace, or cash out previously granted options or SARs in a transaction that constitutes a “re-pricing” as discussed in the 2023 Plan.

Vesting. The Compensation Committee has the discretion to determine when and under what circumstances an option or SAR will vest, subject to the minimum vesting requirements.

Exercise. The Compensation Committee has the discretion to determine the time or times, and method or methods by which an option or SAR may be exercised, provided that a participant may elect to exercise using a net exercise. The Compensation Committee and the Board are not authorized under the 2023 Plan to accept a promissory note as consideration.

Expiration. Options and SARs will expire at such time as the Compensation Committee determines and will expire 6 years from the grant date if the Compensation Committee does not establish such a term; provided, however, that no option or SAR may be exercised more than ten years from the date of grant, except that, in the case of an ISO held by a 10% shareholder, the option may not be exercised more than five years from the date of grant.

Special Limitations on ISOs. Assuming the 2026 Amendment is approved, the aggregate number of shares that may be issued under all ISOs under the Plan shall be 2,500,000 shares, which is an increase from the original 500,000 limit. In the case of a grant of an option intended to qualify as an ISO, no such option may be granted to a participant who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of our stock or our subsidiaries unless the exercise price per share of our Common Stock subject to such ISO is at least 110% of the fair market value per share of our Common Stock on the date of grant, and such ISO award is not exercisable more than five years after its date of grant. In addition, options designated as ISOs shall not be eligible for treatment under the Internal Revenue Code as ISOs to the extent that the aggregate fair market value of shares of Common Stock (determined as of the time of grant) with respect to which such ISOs are exercisable for the first time by the participant during any calendar year exceeds $100,000. No ISO will be granted under the 2023 Plan after March 9, 2033 (unless the 2023 Plan including ISO provision is later amended or restated after May 23, 2023 and such amendment or restatement is approved by shareholders).

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Restricted Stock, Restricted Stock Units and Performance Stock Units

The holder of restricted stock will own shares of our Common Stock subject to restrictions imposed by the Compensation Committee for a specified time period determined by the Compensation Committee. The holder of restricted stock units will have the right, subject to restrictions imposed by the Compensation Committee, to receive shares of our Common Stock at some future date determined by the Compensation Committee. The holder of a performance stock unit will have the same rights as the holder of a restricted stock unit, but the performance stock unit is subject to performance-based vesting. The grant, issuance, retention, vesting and/or settlement of restricted stock, restricted stock units and performance stock units will occur at such times and in such installments as determined by the Compensation Committee. The Compensation Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of restricted stock, restricted stock units and performance stock units subject to continued employment, passage of time and/or such performance conditions as are deemed appropriate by the Compensation Committee. The Compensation Committee has the authority to issue restricted stock units or performance stock units that may be settled in stock, cash, or both. The holders of restricted stock units or performance stock units shall have no voting rights and shall have no dividend rights.

Other Stock-Based Awards

The Compensation Committee is authorized to grant to any employee, officer, non-employee director, consultant, independent contractor or advisor providing services to the Company or any affiliate other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares (including, without limitation, securities convertible into shares), as are deemed by the Compensation Committee to be consistent with the purpose of the 2023 Plan. The Compensation Committee determines the terms and conditions of such awards, subject to the terms of the 2023 Plan and any applicable award agreement. Awards granted under this category may not contain a purchase right or an option-like exercise feature.

Duration, Termination, and Amendment

The 2023 Omnibus Plan has a term of ten years expiring on March 9, 2033 unless terminated earlier by the Board. The Board may at any time and from time to time and in any respect amend, suspend, or terminate the 2023 Plan. The Board shall require the approval of any amendment of the 2023 Plan that would: (i) be required under the listing requirements of the SEC, the NASDAQ Stock Market or another exchange or securities market on which our shares are then listed for trading, (ii) increase the number of shares authorized under the 2023 Plan, (iii) increase the annual participant share limits or annual cash award limits, (iv) permit a repricing of options or SARs, (v) permit the award of options or SARs with an exercise price less than 100% of the fair market value of a share on the date of grant, or (vi) increase the maximum term of options or SARs. No amendment of the 2023 Plan may be made that would adversely affect any outstanding award without the consent of the participant or the current holder of the award.

Effect of Corporate Transaction

Awards under the 2023 Plan are generally subject to special provisions upon the occurrence of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, Change in Control (as defined in the 2023 Plan), repurchase or exchange of shares, or any other similar corporate transaction with respect to us. In the event of such a corporate transaction, the Compensation Committee or the Board may provide for one or more of the following to occur upon the occurrence of the event (or immediately prior to such event, provided the event is consummated):

•

termination of any award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon exercise of the award or the realization of the participant’s rights under the award. Awards may be terminated without payment if the Compensation Committee or the Board determines that no amount is realizable under the award as of the time of the transaction;

•	replacement of any award with other rights or property selected by the Compensation Committee or the Board;
•

the assumption of any award by the successor entity (or its parent or subsidiary) or the arrangement for the substitution for similar awards covering the stock of such successor entity, with appropriate adjustments as to the number and kind of shares and prices;

•	if the transaction is a Change in Control, the award may be made immediately exercisable or payable or fully vested with respect to all shares covered thereby; or
•	require that the award cannot vest, be exercised or become payable until after a future date, which may be the effective date of the corporate transaction.

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Clawback or Recoupment

All awards under the 2023 Plan will be subject to forfeiture or other penalties pursuant to any clawback policy we may adopt or amend from time to time, as determined by the Compensation Committee.

Income Tax Withholding

In order to comply with all applicable income tax laws and regulations, we may take appropriate action to ensure that all applicable taxes, which are the sole and absolute responsibility of the participant, are withheld or collected from the participant. A participant may satisfy any tax obligation by (a) electing to have a portion of the shares withheld that otherwise would be delivered upon exercise, receipt or the lapse of restrictions with respect to the award (if the Compensation Committee is permitting taxes to be covered by share withholding and not to exceed the limitations stated in ASC Topic 718 to avoid adverse accounting treatment), or (b) electing to deliver to us shares of Data I/O Corporation other than shares received pursuant to the award with a fair market value equal to the amount of the tax obligation. Any election, if allowed, must be made on or before the date that the amount of tax to be withheld is determined. We may not withhold shares for income taxes in such a manner as would result in adverse accounting treatment under FASC Topic 718 regarding the accounting treatment of shares withheld for income taxes.

Limited Transferability of Awards

Except as provided below, no award (other than fully vested and unrestricted shares issued pursuant to any award) and no right under any such award shall be transferable by a participant other than by will or by the laws of descent and distribution, and no award (other than fully vested and unrestricted shares issued pursuant to any award) or right under any such award may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any affiliate. Notwithstanding the foregoing, the Compensation Committee may permit the transfer of an award other than a fully vested and unrestricted share to family members, provided such permitted transfer shall be for no value and in accordance with the rules of Form S-8. The Compensation Committee may also establish procedures as it deems appropriate for a participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the participant and receive any property distributable with respect to any award in the event of the participant’s death.

Certain Federal Income Tax Consequences

THE FOLLOWING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS THEREOF. THE APPLICABLE RULES ARE COMPLEX, AND INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PLAN PARTICIPANT. THIS PROXY STATEMENT DESCRIBES FEDERAL INCOME TAX CONSEQUENCES OF GENERAL APPLICABILITY, BUT DOES NOT PURPORT TO DESCRIBE PARTICULAR CONSEQUENCES TO EACH INDIVIDUAL PLAN PARTICIPANT, OR FOREIGN, STATE OR LOCAL INCOME TAX CONSEQUENCES, WHICH MAY DIFFER FROM THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES. FURTHER, IT IS OUR INTENTION THAT AWARDS GRANTED UNDER THE 2023 PLAN WILL BE EXEMPT FROM, OR COMPLY WITH SECTION 409A OF THE CODE. HOWEVER, THERE IS NO GUARANTY AND IF AWARDS ARE FOUND NOT TO BE EXEMPT FROM OR COMPLY WITH SECTION 409A, LESS FAVORABLE TAX CONSEQUENCES TO THE RECIPIENT MAY RESULT.

Grant of Options and SARs

The grant of a stock option or SAR is not expected to result in any taxable income to the recipient.

Exercise of Options and SARs

Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our Common Stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount. The holder of an ISO generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the recipient must recognize ordinary income equal to the excess of the amount of any cash received plus the fair market value on the exercise date of any shares of our Common Stock received over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount.

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Disposition of Shares Acquired Upon Exercise of Options and SARs

The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an ISO or by exercising a non-qualified stock option or SAR. Following exercise of a non-qualified stock option or SAR, any additional gain or loss recognized upon any later disposition of the shares will be capital gain or loss. If an optionee exercises an ISO and later sells or otherwise disposes of the shares both (i) more than two years after the grant date and (ii) more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If an optionee exercises an ISO, but later sells or disposes the shares before the end of the applicable ISO holding periods described above, the optionee will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an ISO before the end of the applicable ISO holding periods described above.

Grant and Vesting of Restricted Stock Awards

Section 83(b) election of the Internal Revenue Code allows the holder of a restricted stock award to elect, within 30 days after the date he receives a restricted stock award, to recognize and be taxed on ordinary income equal to the fair market value of the common stock at the time of grant. If the holder does not make a Section 83(b) election within 30 days from the date he receives a restricted stock award, the holder will recognize ordinary income equal to the fair market value of the common stock at expiration of the restriction period (i.e. upon “vesting”). The holder’s basis in the shares will equal their fair market value at the time the holder recognizes ordinary income. The holder will be taxed at ordinary income rates on cash dividends paid before the end of the restriction period. Subject to the general rules concerning deductibility of compensation, we will be allowed an income tax deduction in the amount that, and for our taxable year in which, the holder recognizes ordinary income in connection with a restricted stock award. Dividends on the restricted stock that are received by the holder before the end of the restriction period also will be deductible by us subject to the general rules concerning deductions of compensation.

Forfeiture of Restricted Stock.

If the holder does not make the Section 83(b) election described above and, before the restriction period expires, he forfeits the restricted stock under the terms of the award, the holder will not recognize any ordinary income in connection with the restricted stock award. If the holder does make a Section 83(b) election and subsequently forfeits the restricted stock under the terms of the award, the holder will not be allowed an ordinary income tax deduction with respect to the forfeiture. However, the holder may be entitled to a capital loss.

Sale of Shares After Restrictions Lapse.

The holder of a restricted stock award cannot sell or otherwise dispose of the restricted stock until after the restriction period expires. When shares are sold after the restriction period expires, the holder will recognize gain or loss in an amount by which the sale price of the shares differs from his tax basis in the shares. If, as usually is the case, the shares are a capital asset in the hands of the holder, any gain or loss recognized on a sale or other disposition of the shares will qualify as capital gain or loss. Any capital gain or loss recognized upon sale of the shares will be treated as long-term capital gain or loss if the holder held the shares for more than 12 months from the date he recognized ordinary income with respect to the shares and as short-term capital gain or loss if he held the stock for 12 months or less from the date the holder recognized ordinary income.

Grant, Vesting and Redemption of Restricted Stock Units and Performance Stock Units.

The recipient of restricted stock units or performance stock units will not recognize income at the time of grant or at the time of vesting of the share units. At the time the share units are redeemed/settled, the recipient will recognize ordinary income in an amount equal to the value of the Shares and cash received upon redemption/settlement of the share units. Subject to the general rules concerning deductibility of compensation, we will be allowed an income tax deduction in the amount that, and for the taxable year in which, the recipient recognized ordinary income upon redemption/settlement of the share units. A recipient’s basis in any shares received will equal the fair market value of the shares received at the time the recipient recognized income as a result of the redemption/settlement of the share units.

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Sale of Shares Received in Settlement of Restricted Stock Unit or Performance Stock Unit.

When shares are sold, the holder will recognize gain or loss in an amount by which the sale price of the shares differs from his tax basis in the shares. If, as usually is the case, the shares are a capital asset in the hands of the holder, any gain or loss recognized on a sale or other disposition of the shares will qualify as capital gain or loss. Any capital gain or loss recognized upon sale of the shares will be treated as long-term capital gain or loss if the holder held the shares for more than 12 months from the date he recognized ordinary income with respect to the shares and as short-term capital gain or loss if he held the stock for 12 months or less from the date the holder recognized ordinary income.

Other Stock Based Awards. The 2023 Plan authorizes other stock-based awards, the terms of which are not specified in the 2023 Plan. The federal income tax consequences to recipients and to us upon the grant, exercise and settlement of other stock-based awards will depend on the terms of such awards.

Income Tax Deduction

Subject to the tax rules requiring that compensation be reasonable in order to be deductible, and our obligation to withhold or otherwise collect certain income and payroll taxes, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2023 Plan (except ISOs, as described above). However, The Tax Cuts and Jobs Act (the Act), which was signed into law in 2017, eliminated the exception to the deduction limit for qualified performance-based compensation and broadened the application of the deduction limit to certain current and former executive officers who previously were exempt from such limit. Therefore, compensation paid to a covered executive in excess of $1 million will not be deductible.

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Section 409A of the Internal Revenue Code

The foregoing discussion of tax consequences of awards under the 2023 Plan assumes that the award discussed is either not considered a “deferred compensation arrangement” subject to Section 409A of the Code, or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally be required to include in income when the award vests the amount deemed “deferred,” would be required to pay an additional 20% income tax, and would be required to pay interest on the tax that would have been paid but for the deferral. The Committee intends to administer and interpret the 2023 Plan and all award agreements in a manner designed to satisfy the requirements of Section 409A of the Code and to avoid any adverse tax results thereunder to a holder of an award.

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EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about our Common Stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans as of December 31, 2025.

	(a) Number of securities to be issued upon the exercise of outstanding options, warrants and rights	(b) Weighted–average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by the security holders (1) (2)	368,130	$2.39	415,475
Equity compensation plans not approved by the security holders (3)	100,000	-	-
Total	468,130	$2.39	415,475

(1)

Represents shares of our Common Stock issuable pursuant to the Data I/O Corporation 2023 Omnibus Incentive Compensation Incentive Plan, 2000 Stock Compensation Incentive Plan, and 1982 Employee Stock Purchase Plan.

(2)

Stock Appreciation Rights Plan (“SAR”) provides that directors, executive officers or holders of 10% or more of our Common Stock have an accompanying SAR with respect to each exercisable option. While the plan has been approved by the security holders, no amounts are included in columns (a), (b), or (c) relating to the SAR.

(3)	Represents inducement grants to Charles DiBona of 100,000 RSU awards.

Future Grants

The number and types of awards that will be granted under the 2023 Plan in the future are not determinable, as the Compensation Committee will make these determinations in their sole discretion.

Market Value

The closing price of our Common Stock as reported by the NASDAQ Capital Market on May 19, 2026 was $3.10 per share.

The Board believes that the adoption of the 2026 Amendment will promote the interests of the Company and its stockholders and will help the Company continue to be able to attract, retain and reward persons important to our success.

All members of the Board and all of the Company’s executive officers are eligible for awards under the 2023 Plan and thus have a personal interest in the approval of the 2026 Amendment.

Approval of the 2026 Amendment requires the affirmative vote of the holders of a majority of the voting power of the shares present in person, by remote communication or represented by proxy and entitled to vote on the matter at the Annual Meeting.

The Board recommends that you vote “FOR” approval of the 2026 Amendment to the Data I/O Corporation 2023 Omnibus Incentive Compensation Plan.

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PROPOSAL 4:APPROVAL OF POTENTIAL SHARE ISSUANCE PURSUANT TO CONVERTIBLE SECURITIES AND ANY CHANGE OF CONTROL IN CONNECTION THEREWITH

We are seeking approval of the potential issuance of a number of shares of Common Stock to two institutional investors Lytton-Kambara Foundation and Alice W. Lytton Family LLC (the “Investors”) in excess of 19.99% of our outstanding shares of Common Stock upon the conversion or exercise of securities that we agreed to issue pursuant to a Securities Purchase Agreement in a private placement at less than the “minimum price” under Nasdaq Listing Rule 5635.

Background

On May 14, 2026, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the Investors for the sale and issuance to the Investors of securities consisting of the following: 869,840 shares of Common Stock, convertible debentures in the principal amount of $6,825,400.00 (the “Note”) and warrants to purchase an aggregate of 1,080,000 shares of common stock (the “Warrant”) for an aggregate purchase price of $9 million. The completion of the private placement is subject to customary closing conditions, including regulatory approval.

Terms of the Note: The five-year Note bears interest at a rate of 4.0% per annum, payable at semiannually on November 1 and May 1, beginning on the first such date after the original issue date of the note, on each conversion date (as to that principal amount then being converted), and on the maturity date. The interest is paid in cash, or at the Company’s option and under certain circumstances, in Preferred Stock. The Investors may convert the Note into Shares of Preferred Stock at the conversion price. The conversion price is $1,000 per share of Preferred Stock. Upon an event of default, the default interest rate increases to 18% per annum. If shareholders approve this proposal, the Note will automatically convert into Preferred Stock.

Terms of the Series B Convertible Preferred Stock: The Preferred Stock is non-voting, except as required by law. The Preferred Stock accrues dividends at the rate per annum of 4% of the Stated Value of such share, plus the amount of previously accrued dividends, compounded annually, shall accrue on each share then outstanding (the “Accruing Dividends”). Accruing Dividends shall accrue from day to day, whether or not declared, and shall be cumulative. The Stated Value is $1,000 per share. Each share of Preferred Stock shall be convertible into that number of shares of Common Stock (subject to the limitations set forth in the Certificate of Designation relating to limitations on beneficial ownership and the Investor Issuance Cap) determined by dividing the Stated Value plus any Accruing Dividends of such share of Preferred Stock by the Conversion Price. The initial conversion price is $2.50 per share of common stock and it subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Stock. If the principal amount of the Note was converted into Preferred Stock, the Stated Value of the Preferred Stock, without regard to Accruing Dividends of, would be convertible into approximately 2.73 million shares of common stock (subject to the limitations set forth in the Certificate of Designation relating to limitations on beneficial ownership and the Investor Issuance Cap).

Terms of the Warrants: The Warrants are exercisable for an aggregate of 1,080,000 shares of common stock at $3.00 per share for a period of five years. The exercise price is subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Stock.

The Note, the Preferred Stock and the Warrants are referred to as the “Convertible Securities”. The Convertible Securities may not be converted or exercised into shares of Common Stock to the extent (i) such conversion or issuance would result in the investor having beneficial ownership of more than 9.99% of then outstanding shares of Common Stock or (ii) absent stockholder approval, the aggregate number of shares issued would exceed 1,869,470 shares of Common Stock (collectively, the “the Investors Issuance Cap”).

Absent approval of this Proposal 4, the total cumulative number of shares of Common Stock that can be issued to the Investors under the Convertible Securities may not exceed the Investors Issuance Cap. We have agreed to seek stockholder approval of the issuance of shares of Common Stock upon conversion or exercise of the Convertible Securities in excess of the Investors Issuance Cap at this Annual Meeting. If this Proposal 4 is not approved by our stockholders at the Annual Meeting, any remaining outstanding balance of the Note after reaching the Investors Issuance Cap must be repaid in cash and the Preferred Stock and Warrants would be unable to be converted or exercised after reaching the Investors Issuance Cap.

Reasons for Seeking Stockholder Approval

Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the shares of Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “the Investors Minimum Price”). On May 13, 2026, the date immediately preceding the execution of the Securities Purchase Agreement, the closing price of the Common Stock was $2.77 and the average closing price of the Common Stock for the five trading days immediately preceding May 14, 2026 was $2.838. Although the initial conversion price for the Note exceeds the Investors Minimum Price, as described above, the conversion price may be subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Stock, resulting in the issuance of Common Stock of 20% of our outstanding shares of Common Stock at less than the Investors Minimum Price.

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Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of a company. This rule does not specifically define when a change in control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) would hold 20% or more of a company’s then-outstanding capital stock.

Until this Proposal 4 is approved by stockholders, the Investors may only convert its Note, convert the Preferred Stock or exercise the Warrants up to the Investors Issuance Cap, representing 19.99% of the outstanding shares of Common Stock immediately prior to May 14, 2026, the date of the execution of the Securities Purchase Agreement. Stockholder approval of this Proposal 4 will constitute stockholder approval for purposes of Nasdaq Listing Rules 5635(d) and 5635(b).

Our Board has determined that it would be advisable and in the best interest of the Company and our stockholders to enable the Investors convert or exercise the Convertible Securities into Common Stock rather than require the Note to be repaid in cash.

Therefore, we are seeking stockholder approval under this Proposal 4 to issue shares of Common Stock in excess of the Investors Issuance Cap, if necessary, to the Investors under the terms of the Note. The failure of our stockholders to approve this Proposal 4 will prevent us from selling, at less than the Minimum Price, shares of Common Stock to the Investors in excess of the Investors Issuance Cap. As of the close of business on May 19, 2026, the price of the Common Stock was $3.10 per share.

Effect on Current Stockholders

Upon stockholder approval of this Proposal 4, the issuance of shares of Common Stock upon conversion of the Note or Preferred Stock or upon exercise of the Warrants will not be subject to the Investors Issuance Cap and such issuance of shares would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in the Common Stock.

Our stockholders do not have preemptive rights to subscribe to additional shares that may be issued by us upon conversion of the Note in order to maintain their proportionate ownership of Common Stock. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

Consequences of Non-Approval

If this Proposal 4 is not approved by our stockholders at the Annual Meeting, after reaching the Investors Issuance any remaining outstanding balance of the Note must be repaid in cash in accordance with the terms of the Note, and the Warrant and Preferred Stock may not be exercised or converted. In such event, we may not have the resources to satisfy the Note at maturity or our satisfaction of the Note may materially impair our working capital. The inability to discharge such indebtedness may also materially adversely affect our ability to raise capital from third parties on attractive terms, if at all.

The Board recommends that you vote “FOR” approval of the potential issuance of 20% or more of our outstanding common stock at less than the Nasdaq Minimum Price and any change of control that may be deemed to occur in connection with such issuance.

PROPOSAL 5: SAY ON PAY - ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Board of Directors requests that the shareholders approve, on an advisory basis, the compensation paid to Data I/O’s Named Executive Officers, as described in “Executive Compensation”, pursuant to the following Advisory Resolution:

“RESOLVED, that Data I/O’s shareholders approve, on an advisory basis, the compensation of Data I/O’s named executive officers, as disclosed in Data I/O’s Proxy Statement for the 2026 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2025 Summary Compensation Table and the other related tables and disclosure.”

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Our executive compensation program contains elements of cash, incentive and equity-based compensation and is designed to align the interests of our executives with those of our shareholders. The “Executive Compensation” section of this Proxy Statement describes in detail our executive compensation programs.

The Board has implemented an executive compensation program that is intended to reward financial performance based on goals established by the Board. The Board fosters a performance-oriented culture by linking a significant portion of each executive officer’s compensation to overall Company financial performance (as measured in 2024 by EBITDA targets and Revenue Growth targets) which the Company believes are the critical metrics for Data I/O and its shareholders. We believe that equity awards (options, RSUs, and PSUs) align the interests of our executives with those of our long-term shareholders by encouraging long-term performance and incentivizing our executives to increase long-term shareholder value. Equity awards represent a key component, and are a significant portion, of our executive compensation.

The Board has designed Data I/O’s executive compensation program to attract, motivate, reward and retain our executive officers to achieve Data I/O’s corporate objectives and increase shareholder value.

The Say on Pay vote is advisory and not binding on Data I/O or the Board of Directors; however, the Board will consider the outcome of the vote when making future compensation decisions for our executive officers.

The Board recommends a vote “FOR” the Advisory Resolution (Say on Pay) approving the compensation of the Company’s named executive officers as described in this Proxy Statement.

The Company will report the voting results in a current report on Form 8-K that will be filed after the Annual Shareholders Meeting.

OTHER BUSINESS

As of the date of this Proxy Statement, Data I/O is not aware of any other business to be acted upon at the Annual Meeting. If any other business calling for a vote of the shareholders is properly presented at the meeting, the holders of the proxies will vote or refrain from voting in accordance with their best judgment.

SHAREHOLDER NOMINATIONS AND PROPOSALS FOR THE 2026 AND 2027 ANNUAL MEETING OF SHAREHOLDERS

Data I/O’s Bylaws provide that advance notice of nominations for the election of directors at a meeting of shareholders must be delivered to or mailed and received by Data I/O at its principal offices on or before February 13, 2026, in the case of the 2026 Annual Meeting of Shareholders, and in the case of a special meeting of shareholders to elect directors, the close of business on the 10th day following the date on which notice of such meeting is first given to shareholders. Data I/O’s Bylaws also provide that advance notice of business to be brought before the 2026 Annual Meeting of Shareholders by a shareholder must be submitted in writing and delivered to, or mailed and received by, Data I/O on or before December 5, 2025.

Each notice of a nomination or proposal of business must contain, among other things: (i) the name and address of the shareholder who intends to make the nomination or proposal; (ii) a representation that the shareholder is a holder of record of stock of Data I/O entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or to vote at the meeting for the proposal; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder and any material interest of such shareholder in any proposal to be submitted to the meeting; (iv) such other information regarding each nominee or proposal as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (v) with respect to the nominations, the consent of each nominee to serve as a director of Data I/O if elected.

A copy of the full text of the provisions of Data I/O’s Bylaws dealing with shareholder director nominations and proposals is available to shareholders from the Secretary of Data I/O upon written request. The Bylaws may also be accessed online, as a Form 10-K exhibit as referenced in our Annual Report on Form 10-K. SEC rules establish a deadline for submission of shareholder nominations and proposals that are not intended to be included in Data I/O’s proxy statement with respect to discretionary voting (the “Discretionary Vote Deadline”). The Discretionary Vote Deadline for the 2026 Annual Meeting was February 13, 2026. If a shareholder gives notice of such a nomination or proposal after the Discretionary Vote Deadline, Data I/O’s proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder nomination or proposal when and if the proposal is raised at the 2026 Annual Meeting.

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Eligible shareholders who intend to have a nomination or proposal considered for inclusion in Data I/O’s proxy materials for presentation at the 2027 Annual Meeting must submit the proposal to Data I/O at its principal offices no later than January 29, 2027. Shareholders who intend to present a nomination or proposal at the 2027 Annual Meeting without inclusion of such nomination or proposal in Data I/O’s proxy materials are required to provide notice of such nomination or proposal to Data I/O no later than April 9, 2027, as further directed above.

To qualify as an “eligible” shareholder, a shareholder must have been a record or beneficial owner of at least one percent (1%) of Data I/O’s outstanding Common Stock, or shares of Common Stock having a market value of at least $2,000, for a period of at least one (1) year prior to submitting the proposal, and the shareholder must continue to hold the shares through the date on which the meeting is held.

Data I/O reserves the right to reject, rule out of order, or take appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements, but only after Data I/O has notified the shareholder(s) who have submitted the nomination or proposal of the problem and such shareholder(s) have failed to correct it. This obligation to notify the appropriate shareholder(s) does not apply to the failure to submit such nomination or proposal prior to the deadlines discussed above.

STOCKHOLDERS SHARING THE SAME ADDRESS

To reduce the expenses of delivering duplicate materials, we are taking advantage of the SEC’s “householding” rules which permit us to deliver only one set of proxy materials (or one Notice of Internet Availability of Proxy Materials) to shareholders who share an address unless otherwise requested. If you share an address with another shareholder and have received only one set of these materials, you may request a separate copy at no cost to you by contacting Investor Relations by email at investorrelations@dataio.com, by phone at (425) 881-6444, by fax at (425) 881-2917, or by writing to Data I/O Investor Relations, attention Corporate Secretary (Charles DiBona), 6645 185th Avenue NE, Suite 100, Redmond WA 98052. For future annual meetings, you may request separate materials, or request that we send only one set of materials to you if you are receiving multiple copies, by contacting Investor Relations as noted above.

SOLICITATION OF PROXIES

The proxy accompanying this Proxy Statement is solicited by the Board of Directors on behalf of the Company. Proxies may be solicited by officers, directors and regular supervisory and executive employees of Data I/O, none of whom will receive any additional compensation for their services. In addition, Data I/O may engage an outside proxy solicitation firm to render proxy solicitation services and, if so, will pay a fee for such services. Solicitations of proxies may be made personally, or by mail, telephone, telegraph or messenger. Data I/O will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. All such costs of solicitation of proxies will be paid by Data I/O.

Copies of our annual report on Form 10-K for the year ended December 31, 2025, are being mailed with this Proxy Statement to each shareholder of record. If you did not receive a copy of our annual report Form 10-K, you may obtain a copy (without exhibits) without charge by writing c/o Secretary, 6645 185th Avenue NE, Suite 100, Redmond, WA 98052 or by calling (425) 881-6444. Copies of the exhibits to our annual report on Form 10-K are available for a nominal fee or may be viewed at https://www.dataio.com/Company/Investor-Relations/Annual-Meeting.aspx or www.sec.gov in the EDGAR filing of our report.

By Order of the Board of Directors

/s/ William Wentworth
William Wentworth
President and Chief Executive Officer

Redmond, Washington

May 29, 2026

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ATTACHMENT A

DATA I/O CORPORATION

2023 OMNIBUS INCENTIVE COMPENSATION PLAN

[attached]

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DATA I/O CORPORATION

2023 OMNIBUS INCENTIVE COMPENSATION PLAN

Section 1. Purpose

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non‑employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock‑based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.

Section 2. Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Stock Unit, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d) “Board” shall mean the Board of Directors of the Company.

(e) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

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(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; or

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the definition set forth herein will apply, and (C) if at any time the Company’s Articles of Incorporation provides definitions of various analogous transactions that would be deemed a liquidation event for the Company, then such definition will apply as if it were the definition set forth herein except as is otherwise expressly provided in an individual written agreement between the Company or any Affiliate and the Participant.

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(f) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(g) “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b‑3, and each member of the Committee shall be an “independent director” as defined by the rules of the NASDAQ Stock Market and a “non‑employee director” within the meaning of Rule 16b‑3.

(h) “Company” shall mean Data I/O Corporation, a Washington corporation and any successor corporation.

(i) “Director” shall mean a member of the Board.

(j) “Dividend Equivalent” shall mean any right granted under Section 6(d) of the Plan.

(k) “Disability” means a medically determinable mental or physical impairment or condition of the Participant which is expected to result in death or which has lasted or is expected to last for a continuous period of twelve (12) months or more and which causes the Participant to be unable, in the opinion of the Plan Administrator on the basis of evidence acceptable to it, to perform his or her duties for Data I/O and, in the case of a determination of Disability for purposes of determining the exercise period for an Incentive Stock Option, to be engaged in any substantial gainful activity.

(l) “Eligible Person” shall mean any employee, officer, non‑employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended. An Eligible Person must be a natural person, and may only be granted an Award in connection with the provision of services not related to capital raising or promoting or maintaining a market for the Shares.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

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(o) “Fair Market Value” with respect to one Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the average of the high and low prices of one Share during the regular trading session of such market or exchange on such date, or, if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted on the over the counter market or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of one Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(p) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(q) “Non‑Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(r) “Option” shall mean an Incentive Stock Option or a Non‑Qualified Stock Option to purchase shares of the Company.

(s) “Other Stock-Based Award” shall mean any right granted under Section 6(e) of the Plan.

(t) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity is deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(u) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(v) “Performance Stock Unit” means a performance stock unit granted in accordance with Section 6(c) of the Plan, evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) on the terms and conditions set out in the Plan or applicable PSU Award Agreement, at some future date upon satisfaction of specified performance conditions.

(w) “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

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(x) “Plan” shall mean the 2023 Data I/O Corporation Omnibus Incentive Compensation Plan, as amended from time to time.

(y) “Prior Stock Plan” shall mean the Data I/O Corporation 2000 Stock Compensation Incentive Plan, as amended from time to time.

(z) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(aa) “Restricted Stock Unit” shall mean a restricted stock unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share), on the terms and conditions set out in the Plan or applicable RSU Award Agreement, at some future date.

(bb) “Rule 16b‑3” shall mean Rule 16b‑3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(cc) “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(dd) “Securities Act” shall mean the Securities Act of 1933, as amended.

(ee) “Share” or “Shares” shall mean common shares in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(ff) “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(gg) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

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Section 3. Administration

(a) The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non‑U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non‑United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b) The Committee may delegate to one or more officers or Directors of the Company or committees thereof, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards, provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of applicable exchange rules or applicable corporate law.

(c) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b‑3; and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate.

(d) Indemnification. To the full extent permitted by law or stock exchange rules and requirements, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

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Section 4. Shares Available for Awards

(a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal:

(i)	2,500,000 Shares, plus

(ii)	any unused Shares available for awards under the Prior Stock Plan as of May 18, 2023, including any additional shares approved by shareholders on such date.

(iii)

any Shares subject to any outstanding award under the Prior Stock Plan that, after May 18, 2023, are not purchased or are forfeited, paid in cash or reacquired by the Company (subject to the limitations in Section 4(b) below), or otherwise not delivered to the Participant due to termination or cancellation of such award.

On and after shareholder approval of this Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Stock Plan.

The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below. When determining the Shares added to and subtracted from the aggregate reserve under paragraphs (ii) and (iii) above, the number of Shares added or subtracted shall be also determined in accordance with the Share counting rules described in Section 4(b) below (including, for avoidance of doubt, the Share recycling rules).

(b) Counting Shares. For purposes of this Section 4, except as set forth in this Section 4(b) below, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

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(i)

Shares Added Back to Reserve. Subject to the limitations in (ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)

Shares Not Added Back to Reserve. Notwithstanding anything to the contrary in (i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award; (C) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)	Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iv)

Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c) Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split‑up, spin‑off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

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(d) Award Limitations Under the Plan. The limitation contained in this Section 4(d) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other shareholder‑approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.

(i)

Individual Annual Limitation on Eligible Persons Other Than Non-Employee Directors. No Eligible Person who is an employee, officer, consultant, independent contractor or advisor may be granted any Award or Awards for more than 200,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year, provided that the Company may make additional one-time grants to newly hired Participants of up to 100,000 Shares per such Participant.

(ii)

Limitation for Awards Granted to Non-Employee Directors. No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards for more than 100,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

Section 5. Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full‑time or part‑time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

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Section 6. Awards

(a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)

Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)

Option Term. The term of each Option shall be established by the Committee at the time of grant (but shall not be longer than 10 years from the date of grant) or, if not so established, shall be six (6) years from the date of grant of the Option.

(iii)

Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised within the Option term, either in whole or in part, and the method of exercise, except that any exercise price tendered shall be in either cash, Shares having a Fair Market Value on the exercise date equal to the applicable exercise price or a combination thereof, as determined by the Committee.

(A)	Promissory Notes. For avoidance of doubt, the Committee may not accept a promissory note as consideration.

(B)

Net Exercises. The terms of any Option may be written to permit the Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if any, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares.

(iv)

Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)	The aggregate number of Shares that may be issued under all Incentive Stock Options under the Plan shall be 2,500,000 Shares.

(B)

To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Non-Qualified Stock Options, notwithstanding any contrary provision of the applicable Award Agreement(s).

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(C)

All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(D)

Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(E)

The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(F)

Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

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(c) Restricted Stock, Restricted Stock Units and Performance Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock, Restricted Stock Units and Performance Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)

Restrictions. Shares of Restricted Stock, Restricted Stock Units and Performance Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. For purposes of clarity and without limiting the Committee’s general authority under Section 3(a), vesting of such Awards may, at the Committee’s discretion, be conditioned upon the Participant’s completion of a specified period of service with the Company or an Affiliate, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service‑based and performance‑based conditions (subject to the minimum requirements in Section 6). Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in(d).

(ii)

Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book‑entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book‑entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units and Performance Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units and Performance Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units or Performance Stock Units, as applicable.

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(d) Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the grant of such Award, and (ii) dividend and Dividend Equivalent amounts with respect to any Share underlying any other Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied, waived or lapsed.

(e) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this section shall contain a purchase right or option-like exercise feature.

(f) General.

(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)

Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

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(iii)

Limits on Transfer of Awards. No Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. The Committee shall have the discretion to permit the transfer of Awards; provided, however, that such transfers shall be in accordance with the rules of Form S-8 (e.g., limited to immediate family members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations); and provided, further, that such transfers shall not be made for consideration to the Participant. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(iv)

Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(v)

Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

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(vi)

Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in Control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such Change in Control, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short‑term deferral exemption or otherwise. Any payment or distribution of such deferred compensation that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short‑term deferral exemption or otherwise.

(vii)

Minimum Vesting. Except as provided below, no Award shall be granted with terms providing for any right of exercise or lapse of any vesting obligations earlier than a date that is at least one (1) year following the date of grant (or, in the case of vesting based upon performance based objectives, exercise and vesting restrictions cannot lapse earlier than the one (1) year anniversary measured from the commencement of the period over which performance is evaluated); provided, however, that the Award Agreement by its terms may permit acceleration or waiver of the minimum restrictions upon a Change in Control or upon the Participant’s separation from service due to death or Disability. Notwithstanding the foregoing, the following Awards that do not comply with the one (1) year minimum exercise and vesting requirements may be issued:

58

(A)

substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries;

(B)

shares delivered in lieu of fully vested cash Awards or any cash incentive compensation earned by a Participant, provided that the performance period for such incentive compensation was at least one fiscal year;

(C)

Awards issued to non-employee Directors that provide for a right of exercise or lapse of any vesting obligations no earlier than the next annual shareholder meeting date following the grant date, so long as the next annual shareholder meeting date is at least fifty (50) weeks after the immediately preceding annual meeting date; and

(D)

any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the aggregate number of Shares available for issuance under this Plan. For purposes of counting Shares against the five percent (5%) limitation, the Share counting rules under Section 4 of the Plan apply.

Nothing in this Section 6 shall limit the authority of the Committee to amend or modify any Award to accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award except where expressly limited in Section 6(f)(viii).

(viii)

Acceleration of Vesting or Exercisability. No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a Change in Control, unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such Change in Control.

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Section 7. Amendment and Termination; Corrections

(a) Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:

(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)

amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)

make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof; or

(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i)	require shareholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Stock Market or any other securities exchange that are applicable to the Company;

(ii)	increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)	increase the share or value limitations contained in Section 4(d) of the Plan;

(iv)	permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(f)(v) of the Plan;

(v)

permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(vi)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b).

60

(b) Corporate Transactions. In the event of any Change in Control, reorganization, split‑up, spin‑off, combination, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

(i)

either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)

that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)

that, subject to Section 6(f)(viii), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c) Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the shareholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

61

Section 8. Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. Without limiting the foregoing, unless the Committee determines otherwise, the Company will withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any applicable limitations to avoid adverse accounting treatment).

Section 9. General Provisions

(a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b) Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c) Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d) No Rights of Shareholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(d)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

62

(f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g) Governing Law. The internal law, and not the law of conflicts, of the State of Washington shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

63

(k) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Clawback or Recoupment

All Awards under this Plan shall be subject to recovery or other penalties pursuant to (i) any Company clawback policy, as may be adopted or amended from time to time, or (ii) any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto.

Section 11. Effective Date of the Plan

The Plan was adopted by the Board on March 10, 2023. The Plan was approved by the shareholders of the Company at the annual meeting of shareholders of the Company held on May 18, 2023, and the Plan is effective as of the date of such shareholder approval. On and after shareholder approval of this Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Stock Plan.

Section 12. Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on the tenth anniversary of the date the Plan was adopted by the Board or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

As amended by the Shareholders of the Company, July __, 2026

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Data I/O Corporation

VOTE

## Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

**Votes submitted electronically must be received by 11:59 p.m. (Eastern Time), on July 7, 2026**

**Online**
Go to www.envisionreports.com/DAIO or scan the QR code — login details are located in the shaded bar below.

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

## Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

### A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 - 5.

1. Election of Directors:

| Nominee | For | Withhold | Nominee | For | Withhold | Nominee | For | Withhold |
|---|---|---|---|---|---|---|---|---|
| 01 - William Wentworth | ☐ | ☐ | 02 - Edward J. Smith | ☐ | ☐ | 03 - Sally A. Washlow | ☐ | ☐ |
| 04 - Garrett Larson | ☐ | ☐ | 05- Steven Waszak | ☐ | ☐ | | | |

6. To transact such other business as may properly come before the meeting.

The undersigned hereby revokes any proxy or proxies heretofore given for such shares and ratifies all that said proxies or their substitutes may lawfully do by virtue hereof.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS ON THE PROPOSALS.

### B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

1 U P X

04A8KE

# 2026 Annual Meeting Admission Ticket

**2026 Annual Meeting of Data I/O Corporation Shareholders**

**July 8, 2026, 10:00 a.m. Pacific Time**
**Data I/O Corporation Headquarters**
**6645 185th Avenue NE, Suite 100**
**Redmond, WA 98052**

**Upon arrival, please present this admission ticket and photo identification at the registration desk.**

**Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.**
**The 2026 Proxy Statement and the 2025 Annual Report to Shareholders are available at:**
**www.envisionreports.com/DAIO.**

**Small steps make an impact.**

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/DAIO

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

## Proxy — Data I/O Corporation

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**
**DATA I/O CORPORATION**

The undersigned hereby appoints William Wentworth and Charles J. DiBona, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Data I/O Corporation Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held July 8, 2026 at 10:00 a.m. Pacific or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

This proxy, when properly executed, will be voted in the manner directed on this proxy card. The Board of Directors recommends a vote FOR all nominees, FOR ratification of the continued appointment of Grant Thornton LLP as the Company's independent auditors, FOR approval of the 2026 Amendment to the 2023 Plan to increase the aggregate number of shares of our common stock reserved for issuance under the 2023 Plan, FOR approval of the potential issuance of 20% or more of our issued and outstanding common stock at prices that may be less than the Nasdaq Minimum Price to the holder or holders of certain Convertible Securities and to approve any change of control that may be deemed to occur in connection with such issuance, and FOR an advisory vote (Say on Pay) approving the compensation of the Company's named executive officers. If no specification is made, all shares represented by this proxy will be voted FOR all of said nominees, FOR ratification of the continued appointment of Grant Thornton LLP as the Company's independent auditors, FOR approval of the 2026 Amendment to the 2023 Plan to increase the aggregate number of shares of our common stock reserved for issuance under the 2023 Plan, FOR approval of the potential issuance of 20% or more of our issued and outstanding common stock at prices that may be less than the Nasdaq Minimum Price to the holder or holders of certain Convertible Securities and to approve any change of control that may be deemed to occur in connection with such issuance, and FOR an advisory vote (Say on Pay) approving the compensation of the Company's named executive officers, and will be voted on all other matters which may come before the meeting or any adjournment thereof.

**(Continued and to be marked, dated and signed, on the other side)**

**C Non-Voting Items**

**Change of Address** — Please print new address below.

**Comments** — Please print your comments below.